   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 5, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

                       (Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    Registration No.

[_] Pre-Effective Amendment No.

[_] Post-Effective Amendment No.

                                      and

[_] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Registration No. 811-5639

[X] Amendment No. 13

                             PACHOLDER FUND, INC.
               Exact Name of Registrant as Specified in Charter

        Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382,
                            Cincinnati, Ohio 45236

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                (513) 985-3200
              Registrant's Telephone Number, including Area Code

                       James P. Shanahan, Jr., Secretary
        Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382,
                            Cincinnati, Ohio 45236

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                         Copies of Communications to:

                             Alan C. Porter, Esq.
                            Piper & Marbury l.l.p.
                         1200 Nineteenth Street, N.W.
                             Washington, DC 20036

                 Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

                               ----------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

                               ----------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                           PROPOSED
                                            MAXIMUM     PROPOSED
                                           OFFERING     MAXIMUM      AMOUNT OF
 TITLE OF SECURITIES BEING    AMOUNT BEING PRICE PER   AGGREGATE    REGISTRATION
         REGISTERED            REGISTERED   UNIT(1)  OFFERING PRICE     FEE
--------------------------------------------------------------------------------
Common Stock, $.01 par value
 and Rights to subscribe
 therefor..................    2,077,312    $15.81    $32,842,303     $11,325

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457 on the basis of $17.57 per share, the net asset value per share on November 30, 1996.

                               ----------------

  The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          USF&G PACHOLDER FUND, INC.

                               ----------------

                             CROSS REFERENCE SHEET

Part A--Prospectus

     ITEMS IN PART A OF FORM N-2                                   LOCATION IN PROSPECTUS
     ---------------------------                                   ----------------------
  1. Outside Front Cover.......................................... Outside Front Cover
                                                                   Inside Front and Outside
  2. Inside Front and Outside Back Cover Page..................... Back Cover
  3. Fee Table and Synopsis....................................... Summary of Fund
                                                                   Expenses; Prospectus
                                                                   Summary
  4. Financial Highlights......................................... Financial Highlights,
                                                                   Information Regarding
                                                                   Senior Securities
  5. Plan of Distribution......................................... Outside Front Cover;
                                                                   Prospectus Summary; The
                                                                   Offer
  6. Selling Shareholders......................................... Not Applicable
  7. Use of Proceeds.............................................. Use of Proceeds
  8. General Description of the Registrant........................ Outside Front Cover;
                                                                   Prospectus Summary; The
                                                                   Fund; Investment
                                                                   Objective and Policies;
                                                                   Risks of Leverage
                                                                   Financial Information
  9. Management................................................... Prospectus Summary;
                                                                   Management of the Fund-
                                                                   Investment Advisory
                                                                   Services
                                                                   Description of Capital
 10. Capital Stock, Long-Term Debt, and Other Securities.......... Stock
 11. Defaults and Arrears on Senior Securities.................... Not Applicable
 12. Legal Proceedings............................................ Not Applicable
 13. Table of Contents of the Statement of Additional Information. Table of Contents of
                                                                   Statement of Additional
                                                                   Information

Part B--Statement of Additional Information

                                                                   LOCATION IN STATEMENT OF
     ITEMS IN PART B OF FORM N-2                                   ADDITIONAL INFORMATION
     ---------------------------                                   ------------------------
 14. Cover Page................................................... Cover Page
 15. Table of Contents............................................ Table of Contents
                                                                   The Fund in the
 16. General Information and History.............................. Prospectus
 17. Investment Objective and Policies............................ Investment Objective and
                                                                   Policies
 18. Management................................................... Management of the Fund-
                                                                   Investment Advisory
                                                                   Services
 19. Control Persons and Principal Holders of Securities.......... Management of the Fund;
                                                                   Principal Shareholders
 20. Investment Advisory and Other Services....................... Investment Advisory
                                                                   Services; Distribution
                                                                   Arrangements in the
                                                                   Prospectus; Custodian
                                                                   and Transfer Agent in
                                                                   the Prospectus; Experts
 21. Brokerage Allocation and Other Practices..................... Portfolio Transactions
 22. Tax Status................................................... Taxation
 23. Financial Statements......................................... Financial Statements

Part C--Other Information

  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                 SUBJECT TO COMPLETION, DATED DECEMBER 4, 1996
PROSPECTUS
                           USF&G PACHOLDER FUND, INC.

 1,661,850 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF RIGHTS TO SUBSCRIBE
                        FOR SUCH SHARES OF COMMON STOCK

                                  -----------

  USF&G Pacholder Fund, Inc. (the "Fund") is issuing to holders of its Common Stock of record as of the close of business on January , 1997, non-transferable Rights entitling them to subscribe for an aggregate of 1,661,850 shares of Common Stock at the rate of one Share for each three Rights held. Shareholders who fully exercise their Rights will have an Over-Subscription
Privilege. The Subscription Price will be equal to   % of the net asset value
of a share of Common Stock on the expiration date of the Offer. See "The
Offer."

  The Fund announced its intention to make the Offer after the close of trading on the Exchange on November 13, 1996. The net asset values per share of Common Stock on November 7, 1996 (the Thursday preceding the day of the announcement) and January , 1997 were $17.28 and $ , respectively, and the last reported sale prices of a share of Common Stock on the Exchange on November 7, 1996 and January , 1997 were $17.25 and $ , respectively. The Fund's Common Stock is listed on the Exchange under the symbol "PHF."

  THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY , 1997, UNLESS EXTENDED AS DESCRIBED HEREIN.

  The Fund is a closed-end diversified management investment company whose investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. The Fund invests in a diversified portfolio comprised primarily of publicly traded fixed-income securities. The Fund's portfolio investments will generally not be rated or will be rated below investment grade (i.e., BB or lower by Standard & Poor's Ratings Group, or Ba or lower by Moody's Investors Service, Inc.).

  INVESTMENT IN THE FUND IS SPECULATIVE AND INVOLVES SPECIAL RISK
CONSIDERATIONS, INCLUDING THE RISKS ATTENDANT TO INVESTING IN HIGH YIELD SECURITIES. IN ADDITION, THE FUND'S COMMON STOCK IS FINANCIALLY LEVERAGED AND IS THEREFORE SUBJECT TO CERTAIN ADDITIONAL RISK CONSIDERATIONS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "RISKS OF LEVERAGE."

  Because the Subscription Price will be less than the current net asset value per share of the Fund's Common Stock, the Offer will result in a dilution of the net asset value per share for all shareholders. If the Subscription Price were to be substantially less than the current net asset value per share, such dilution could be substantial. In addition, upon completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. See "The Offer--Dilution."
                                               (Continued on the following page)

                                  -----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE
 ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           ESTIMATED                  ESTIMATED
                                          SUBSCRIPTION   ESTIMATED   PROCEEDS TO
                                            PRICE(1)   SALES LOAD(2) FUND(3)(4)
--------------------------------------------------------------------------------
Per Share...............................      $            $            $
--------------------------------------------------------------------------------
Total...................................     $            $            $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               (Footnotes on the following page)

                                  -----------

                 The date of this Prospectus is January  , 1997

(Continued from the previous page)

  Capitalized terms used but not defined above have the meanings given to them in the body of this Prospectus.

  This Prospectus sets forth concisely the information about the Fund that a shareholder should know before investing, and it should be read and retained for future reference. A Statement of Additional Information dated January , 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional
Information, the table of contents of which appears on page   of this
Prospectus, may be obtained without charge by contacting the Information Agent at (800) 733-8481, extension 351.

                         -----------------------------

(Footnotes from the previous page)

(1) Estimated on the basis of   % of the net asset value per share of Common
    Stock on January , 1997. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the aggregate maximum Estimated Subscription Price, Estimated Sales Load and
    Estimated Proceeds to the Fund will be $     , $     and $
    respectively.

(2) In connection with the Offer, broker-dealers soliciting the exercise of
    Rights will receive soliciting fees equal to   % of the Subscription Price
    per Share issued upon exercise of the Rights. The Fund has also agreed to pay Winton Associates, Inc. (the "Dealer Manager") a fee for financial and
    marketing advisory services in connection with the Offer equal to   % of
    the Subscription Price per Share issued upon exercise of the Rights.

(3) Before deduction of offering expenses incurred by the Fund, estimated at
    $    , including an aggregate of up to $     to be paid to the Dealer
    Manager as reimbursement for its expenses.

(4) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares.

                            SUMMARY OF FUND EXPENSES

  The purpose of the following table is to help shareholders understand all fees and expenses that they, as holders of the Fund's Common Stock, bear directly or indirectly. See "Management of the Fund," "Distribution Arrangements" and "Dividend Reinvestment Plan" for additional information.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)(1).....................     %
  Dividend Reinvestment Plan Fees....................................... None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common
 Stock)
  Management Fees(2)....................................................     %
  Administration Fees...................................................     %
  Other Expenses(3).....................................................     %
    Total Annual Expenses...............................................     %

--------
(1) Consists of Dealer Manager and soliciting fees.

(2) Based on the 0.90% "fulcrum fee" as required by Securities and Exchange Commission regulations. The Fund pays an advisory fee which varies between 0.40% and 1.40% of the Fund's average net assets based on the Fund's total return investment performance for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index(TM) for the same period (the "Index Return"). The advisory fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding twelve months (net of fees and expenses, including the advisory fee) equals the Index Return. For the fiscal year ended December 31, 1996, the Fund paid
    advisory fees equal to   % of its average weekly net assets during the
    period.

(3) The other expenses shown in the table are based on estimated amounts for the Fund's current fiscal year and assume that shareholders of the Fund exercise their Rights to purchase all of the Shares.

 EXAMPLE

  The following example illustrates the expenses that an exercising Rights holder would pay on a $1,000 investment in the Fund's Common Stock, assuming a 5% annual return throughout the periods:

                      1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
                      ------                 -------                 -------                 --------
                       $                      $                       $                       $

  The example set forth above reflects payment of the   % Sales Load and other
expenses of the Fund incurred in connection with the Offer and assumes that the shareholders of the Fund exercise their Rights to purchase all of the Shares. The example also assumes reinvestment of all dividends and distributions at net
asset value and an expense ratio of   %. The assumption of a 5% annual return
is required by Securities and Exchange Commission regulations applicable to all investment companies.

  THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, WHICH MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

Terms of the Offer......  USF&G Pacholder Fund, Inc. (the "Fund") is issuing to holders of its Common Stock, par value $.01 per share (the "Common Stock"), of record as of the close of business on January , 1997 ("Record Date Sharehold-ers") rights ("Rights") to subscribe for an aggregate of 1,661,850 shares (the "Shares") of Common Stock (the "Offer"). Each Record Date Shareholder is being issued one Right for each full share of Common Stock held on January , 1997 (the "Record Date"). The Rights entitle shareholders to acquire at the Sub-scription Price (as hereinafter defined) one Share for each three Rights held. Rights may be exercised at any time during the period (the "Subscription Pe-riod") that commences on January , 1997 and ends at 5:00 p.m., New York City time, on February , 1997, unless extended by the Fund (the "Expiration Date").

                          In addition, any shareholder who fully exercises all Rights held by him (other than those Rights that can-not be exercised because they represent the right to acquire less than one Share) is entitled to sub-scribe, subject to certain limitations and to allot-ment, for additional Shares (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Record Date Shareholder may ac-quire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights issued to Cede or such other depository or nominee on their behalf. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. Shares requested pursuant to the Over-Subscription Privilege may be subject to allot-ment, which is discussed more fully under "The Of-fer--Over-Subscription Privilege."

                          The subscription price per Share (the "Subscription Price") will be equal to % of the net asset value of a share of Common Stock on the expiration date of the Offer. Rights holders who decide to acquire Shares will not know the Subscription Price when they make their decision. The Rights are non-transferable and therefore may not be purchased or sold. Application will be made to list the Shares on the American Stock Exchange, Inc. (the "Exchange"). See "The Offer."

                                 EVENT                         DATE
                                 -----                         ----
                 Record Date...........................    January  , 1997
                 Subscription Period...................    January  , 1997 to
                 Expiration Date.......................   February  , 1997*
                 Pricing Date..........................   February  , 1997*
                 Confirmation to Participants..........      March  , 1997*
                 Final Settlement for Shares...........      March  , 1997*

Important Dates to
 Remember...............
                          --------
                          * Unless extended as described herein.

Information Agent.......  The Information Agent for the Offer is:

                          Shareholder Communications Corporation
                          17 State Street
                          New York, New York 10004
                          (800) 733-8481, Ext. 351


                          Shareholders may also contact their brokers or nomi-nees for information with respect to the Offer.

Distribution
 Arrangements...........  Winton Associates, Inc. (the "Dealer Manager") will act as the dealer manager for the Offer. The Fund has agreed to pay the Dealer Manager a fee for its finan-cial and marketing advisory services equal to % of the Subscription Price per Share issued upon exercise of the Rights, and to pay broker-dealers fees for their soliciting efforts equal to % of the Subscrip-tion Price per Share issued upon exercise of the Rights. See "Distribution Arrangements."

The Fund................  The Fund has been engaged in business as a closed-end diversified management investment company since No-vember 1988. The Fund's outstanding Common Stock is listed and traded on the Exchange under the symbol "PHF." The Fund has issued and outstanding 1,650,000 shares of 6.95% Cumulative Preferred Stock, par value $.01 per share, with a liquidation preference of $20.00 per share (the "Preferred Stock"). As of No-vember 30, 1996, the net assets of the Fund were ap-proximately $120.5 million. See "The Fund" and "Mar-ket Price and Net Asset Value."

Investment Objective
 and Policies...........  The Fund's investment objective is to provide a high level of total return through current income and cap-ital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. The Fund invests in a diversified portfo-lio comprised primarily of publicly traded bonds, de-bentures, notes and preferred stocks. The Fund may also invest in privately placed debt securities and in hybrid securities, such as debt with warrants at-tached, and other privately held obligations of, in most cases, public companies. The Fund's portfolio investments will generally not be rated or will be rated below investment grade (i.e., BB or lower by Standard & Poor's Ratings Group, or Ba or lower by Moody's Investors Service, Inc.). Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default. No assurance can be given that the Fund will be able to achieve its investment objec-tive. See "Investment Objective and Policies."

Investment Advisory and
 Other Services.........  Pacholder & Company, an Ohio general partnership (the
                          "Adviser"), has served as the Fund's investment ad-viser since its inception. The partners of the Ad-viser are Pacholder Associates, Inc., an investment advisory firm which specializes in high-yield fixed-income securities, and USF&G Marketing Services Co., an indirect wholly-owned subsidiary of USF&G Corpora-tion. The Fund pays the Adviser an advisory fee which varies between 0.40% and 1.40% of the Fund's average net assets based on the total return investment per-formance of the Fund relative to the percentage change in the CS First Boston High Yield Index (TM) for the same period (the "Index Return"). For the fiscal year ended December 31, 1996, the Adviser re-
                          ceived an advisory fee equal to   % of the Fund's av-
                          erage net assets. The advisory fee paid by the Fund has for certain periods exceeded, and may in the fu-ture exceed, the advisory fees paid by most other in-vestment companies. In addition, the Adviser may re-ceive the maximum fee even if the Fund's absolute performance is negative and may receive the minimum fee in instances where the Fund experiences signifi-cant positive performance. Because the Adviser's fee is based on the assets of the Fund, the Adviser will benefit from an increase in the Fund's assets result-ing from the Offer. See "Management of the Fund--In-vestment Advisory Services" and "--Advisory Fee" and "The Offer--Impact on Certain Fees."


                          The Fund's administrator is Kenwood Administrative Management, Limited Partnership (the "Administra-tor"), an affiliate of the Adviser. The Administrator receives a monthly fee from the Fund at the annual rate of 0.10% of the Fund's average net assets. See "Management of the Fund--Administrative and Account-ing Services."

Distributions and
 Dividend Reinvestment
 Plan...................  The Fund's policy is to pay quarterly dividends on its Common Stock from net investment income remaining after payment of dividends on the Preferred Stock. To the extent capital gains are not required to satisfy the dividend, redemption or liquidation preferences of any outstanding shares of Preferred Stock, they will be distributed to holders of the Common Stock. Net short-term capital gains, if any, may be included in quarterly dividends or distributed on such other basis as may be determined from time to time by the Board of Directors. Net long-term capital gains, if any, will be distributed at least annually. It is ex-pected that the first distribution payable on the Shares offered hereby will be the regular dividend for the second quarter, which will not be payable be-fore June 1997. See "Dividends and Distributions" and "Taxation."

                          Holders of the Common Stock may elect to have all dividends and distributions automatically reinvested in additional shares of Common

                          Stock pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

Risk Factors and
 Special
 Considerations.........  Because the Subscription Price will be less than the current net asset value per share of the Fund's Com-mon Stock and because the number of shares outstand-ing after completion of the Offer will increase in a greater percentage than the increase in the size of the Fund's assets, the Offer will result in a dilu-tion of the net asset value per share for all share-holders. Although it is not possible to state pre-cisely the amount of the decrease at this time, the dilution resulting from the Offer could be substan-tial. In addition, upon completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund and experience a corresponding reduction in the vot-ing power of their shares. The Fund has conducted three previous rights offerings which resulted in di-lution of the net asset per share of the Fund. See "The Offer--Purposes of the Offer" and "--Dilution."


                          The leveraging of the Fund's Common Stock through the issuance of the Preferred Stock involves certain risks to holders of the Common Stock. These risks in-clude a higher volatility of the net asset value and potentially the market price of their shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of the Common Stock to realize a higher current rate of return than if the Fund were not leveraged. However, if the net return on the Fund's investment portfolio were to approach the div-idend rate of the Preferred Stock, the benefit of leverage to holders of the Common Stock would be re-duced, and if the net return on the Fund's portfolio were to be less than the dividend rate of the Pre-ferred Stock, the Fund's leveraged capital structure would result in a lower rate of return to holders of the Common Stock. Similarly, since any decline in the net asset value of the Fund's investment portfolio would be borne entirely by holders of the Common Stock, the effect of leverage in a declining market will be to cause a greater decrease in the net asset value of the Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price of the Common Stock. Upon completion of the Offer, the Fund in-tends, subject to market conditions, to add incremen-tal leverage by issuing an additionalseries of Pre-ferred Stock so that the percentage of the Fund's as-sets representing leverage is approximately the same as it was prior to completion of the Offer. See "Risks of Leverage."

                          Holders of the Common Stock will receive quarterly dividends from net income only after payment of cumu-lative dividends on the Preferred Stock, and will re-ceive distributions of net capital gains, if any, only after the dividend, redemption and liquidation preferences of the Preferred Stock have been satis-fied. In addition, so long as any shares of Preferred Stock are outstanding, distributions on the Common Stock will be subject to certain restrictions. Upon any liquidation of the Fund, holders of the Preferred Stock will be entitled to receive liquidating distri-butions before any distribution is made to holders of the Common Stock. If at any time dividends on the Pre-ferred Stock were to be in arrears in an amount equal to two full years' dividends, holders of all out-standing shares of Preferred Stock, voting as a sepa-rate class, will be entitled to elect a majority of the Fund's directors. See "Risks of Leverage," "Divi-dends and Distributions" and "Description of Capital Stock--Preferred Stock."

                          Investment by the Fund in high yield securities (com-monly known as "junk bonds") is speculative and in-volves a high degree of risk which can result in sub-stantial or total losses to the Fund. These invest-ments may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless. The market values of high yield securities generally fluctuate in response to changes in inter-est rates and economic conditions more than those of higher rated securities. Also, with high yield secu-rities, there is a greater possibility that an ad-verse change in the financial condition of the issu-er, particularly a highly leveraged issuer, may af-fect its ability to make payments of income and prin-cipal and increase the expenses of the Fund in seek-ing recovery from the issuer. Further, with high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer. Since there may be no public market or only inactive trading mar-kets for some of the securities in which the Fund in-vests, these securities may be harder to value and more susceptible to adverse publicity concerning the issuer, and consequently the Fund may be required to retain such investments for indefinite periods or sell them at substantial losses. Some of the Fund's portfolio securities may be issued by companies in-volved, at the time of acquisition or soon thereaf-ter, in reorganizations, capital restructurings or bankruptcy proceedings. Such proceedings are highly complex and may have unpredictable results. See "In-vestment Objective and Policies--Special Risk Consid-erations."

                          Holders of the Fund's Common Stock may dispose of their shares on the Exchange or other markets on which shares may trade, but since the Fund is a closed-end investment company, shareholders do not have the right to redeem their shares at net asset value. The market price for shares of closed-end in-vestment companies varies from their net asset value and such shares frequently trade at a discount from net asset value. Since the Fund commenced operations, the Common Stock has traded in the market at, above and below net asset value. See "Market Price and Net Asset Value."

                             FINANCIAL HIGHLIGHTS

  The following table provides information about the financial history of the Fund. The table expresses the information in terms of a single share outstanding throughout the period. The data for the fiscal year ended December 31, 1995 has been derived from financial statements audited by Deloitte & Touche LLP, independent accountants for the Fund. Their report on the financial statements and financial highlights is included in the Annual Report, which is incorporated by reference into the Statement of Additional Information. The table should be read in conjunction with the Fund's financial statements and the notes thereto, which may be obtained free of charge from the Fund.

                                                                                                            NOVEMBER 11,
                           FOR THE SIX                                                                         1988*
                          MONTHS ENDED                   YEAR ENDED DECEMBER 31,                              THROUGH
                          JUNE 30, 1996 -----------------------------------------------------------------   DECEMBER 31,
                           (UNAUDITED)    1995      1994      1993     1992     1991     1990      1989         1988
                          ------------- ---------  -------   -------  -------  -------  -------   -------   ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value,
beginning of period.....    $   16.02   $   16.86  $ 19.23   $ 18.52  $ 17.37  $ 14.49  $ 16.58   $ 18.21     $ 18.60
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Net investment income...         1.11        2.19     2.12      2.48     2.37     2.18     1.79      1.88         .16
Net realized and
unrealized gain (loss)
on investments..........          .18        (.06)   (1.64)     1.42     1.32     2.84    (2.08)    (1.41)       (.03)
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Net increase (decrease)
in net asset value
resulting from
operations..............         1.29        2.13      .48      3.90     3.69     5.02     (.29)      .47         .13
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Distributions To
Stockholders From:
Preferred dividends.....         (.23)       (.29)    (.24)     (.38)    (.33)      --       --        --          --
Common:
 Net investment income
 and short-term gains...         (.85)      (1.90)   (1.92)    (2.09)   (2.08)   (2.14)   (1.80)    (2.10)       (.18)
 Net realized long-term
 gains..................           --          --       --      (.21)      --       --       --        --          --
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Total distributions.....        (1.08)      (2.19)   (2.16)    (2.68)   (2.41)   (2.14)   (1.80)    (2.10)       (.18)
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Capital Change Resulting
From The Issuance Of
Fund Shares:
Common Shares...........          .04        (.67)    (.69)     (.51)      --       --       --        --        (.34)
Preferred Shares........           --        (.11)      --        --     (.13)      --       --        --          --
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
                                  .04        (.78)    (.69)     (.51)    (.13)      --       --        --        (.34)
                            ---------   ---------  -------   -------  -------  -------  -------   -------     -------
Net asset value, end of
period..................    $   16.27   $   16.02  $ 16.86   $ 19.23  $ 18.52  $ 17.37  $ 14.49   $ 16.58     $ 18.21
                            =========   =========  =======   =======  =======  =======  =======   =======     =======
Market value per share,
end of period...........    $   15.75   $   17.38  $ 16.75   $ 21.25  $ 19.38  $ 17.25  $ 12.38   $ 15.50     $ 17.38
                            =========   =========  =======   =======  =======  =======  =======   =======     =======
TOTAL INVESTMENT
RETURN:(1)
Based on market value
per share...............        (4.25%)     16.04%  (11.12%)   22.41%   25.99%   56.78%   (9.36%)   (1.52%)    (13.13%)
Based on net asset value
per share...............         6.91%      10.68%    0.72%    20.27%   18.78%   36.71%   (0.87%)    3.72%      (2.10%)
RATIOS TO AVERAGE NET
ASSETS:(2)
Expenses................         1.52%       0.86%    1.64%     1.81%    1.90%    1.37%    2.34%     2.15%       2.10%***
Net investment income...         9.66%      10.45%   10.17%    10.33%   10.32%   12.94%   10.91%    10.41%       8.20%***
SUPPLEMENTAL DATA:
Net assets at end of
period, net of preferred
stock (000).............    $  81,047   $  79,596  $58,925   $44,458  $34,001  $31,678  $26,432   $30,246     $33,771
Average net assets
during period, net of
preferred stock (000)...    $  81,609   $  79,614  $59,002   $43,275  $34,950  $30,724  $29,819   $32,870     $34,260
Portfolio turnover rate.           46%         83%     102%       97%     121%      48%      33%      102%         --%**
Number of preferred
shares outstanding at
end of period...........    1,650,000   1,650,000    8,600     9,400   10,000       --       --        --          --
Asset coverage per share
of preferred stock
outstanding at end of
period..................    $      69   $      66  $ 7,852   $ 5,730  $ 4,400       --       --        --          --
Liquidation and average
market value per share
of preferred stock......    $      20   $      20  $ 1,000   $ 1,000  $ 1,000       --       --        --          --

----
  *Commencement of operations.
 **No sales for the period, therefore, no portfolio turnover.
 ***Annualized.
(1) Total investment return excludes the effects of commissions. Total investment return for other than full year periods are not annualized.
(2) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

                    INFORMATION REGARDING SENIOR SECURITIES

  The following table provides certain information as of the end of each fiscal year of the Fund for each class of senior securities of the Fund. On April 15, 1992, the Fund issued 10,000 shares of 8.60% Cumulative Preferred Stock, par value $.01 per share, in a private placement. In 1993, the Fund redeemed shares of such stock having an aggregate liquidation value of $600,000, and in 1994 the Fund redeemed shares having an aggregate liquidation value of $800,000. On August 15, 1995, the remaining shares of 8.60% Cumulative Preferred Stock were called for redemption and the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock, par value $.01 per share, in a private placement. The Fund intends to issue an additional series of preferred stock upon completion of the Offer. See "Risks of Leverage."

                                                      INVOLUNTARY       AVERAGE
                        TOTAL           ASSET         LIQUIDATION        MARKET
         AT            AMOUNT          COVERAGE       PREFERENCE         VALUE
     DECEMBER 31     OUTSTANDING     PER SHARE(1)      PER SHARE      PER SHARE(2)
     -----------     -----------     ------------     -----------     ------------
        1992             10,000         $4,400          $1,000             --
        1993              9,400         $5,730          $1,000             --
        1994              8,600         $7,852          $1,000             --
        1995          1,650,000         $66.00          $20.00             --

--------
(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the aggregate liquidation preference of the outstanding Preferred Stock.
(2) All shares of Preferred Stock have been issued in private placements and there have been no market transactions.

                                   THE FUND

  USF&G Pacholder Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 17, 1988, and is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on November 11, 1988. The Fund's investment adviser is Pacholder & Company (the "Adviser"). The principal office of the Fund is located at Bank One Towers, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200.

  The Fund's name as specified in its charter is "Pacholder Fund, Inc." and the trademark "USF&G" has been licensed to the Fund by USF&G Corporation. The Fund has entered into an agreement with USF&G Corporation which requires the Fund to cease using the trademark "USF&G" upon the occurrence of certain events, including termination of the affiliation between the Fund or the Adviser and USF&G Corporation, determination by USF&G Corporation that the goodwill associated with the trademark "USF&G" is being adversely affected and failure of at least one person who is an executive officer of USF&G Corporation or one of its wholly-owned subsidiaries to serve as a director of the Fund.

                       CAPITALIZATION AT JANUARY  , 1997

                                                                    AMOUNT HELD
                                         AMOUNT          AMOUNT     BY FUND FOR
           TITLE OF CLASS              AUTHORIZED     OUTSTANDING   ITS ACCOUNT
           --------------            --------------- -------------- -----------
6.95% Cumulative Preferred Stock,
 $.01 par value.....................  1,650,000 shs. 1,650,000 shs.   0 shs.
Common Stock, $.01 par value........ 48,350,000 shs.           shs.   0 shs.

                                   THE OFFER

TERMS OF THE OFFER

  The Fund is issuing to holders of its Common Stock, par value $.01 per share (the "Common Stock"), of record as of the close of business on January , 1997 ("Record Date Shareholders") non-transferable rights ("Rights") to subscribe for an aggregate of 1,661,850 shares (the "Shares") of Common Stock (the "Offer"). Each Record Date Shareholder is being issued one Right for each share of Common Stock held on January , 1997 (the "Record Date"). The Rights entitle shareholders to acquire at the Subscription Price (as hereinafter defined) one Share for each three Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the period (the "Subscription Period") that commences on January , 1997 and ends at 5:00 p.m., New York City time, on February , 1997, unless extended (the "Expiration Date"). The right to acquire during the Subscription Period at the Subscription Price (as hereinafter defined) one Share for each three Rights held is hereinafter referred to as the "Primary Subscription."

  In addition, any shareholder who fully exercises all Rights held by him (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for additional Shares (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights issued to Cede or such other depository or nominee on their behalf. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is discussed more fully under "Over-Subscription Privilege" below.

  The Rights are evidenced by Subscription Certificates ("Subscription Certificates") which are being sent to Record Date Shareholders. The number of Rights issued to each Record Date Shareholder is stated on the Subscription Certificate. Since fractional Shares will not be issued, shareholders who receive, or who are left with, fewer than three Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional Shares. The method by which Rights may be exercised and Shares paid for is set forth below under "Method of Exercise of Rights" and "Payment for Shares."

PURPOSES OF THE OFFER

  The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Directors was advised by the Adviser that the availability of new funds for investment would enable the Fund to take advantage of opportunities in the high-yield market without having to sell portfolio holdings that, in the opinion of the Adviser, continue to hold significant value for the Fund. The Board of Directors also considered that a well-subscribed rights offering may reduce the Fund's expense ratio, which would be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could improve the liquidity of the trading market for the shares of the Fund's Common Stock on the American Stock Exchange, Inc. (the "Exchange"), where the shares are listed and traded. The Board of Directors also considered that a rights offering would increase the recognition and following among investors in the Fund. Finally, the Offer seeks to reward the Fund's shareholders by giving them the opportunity to purchase additional shares of Common Stock at a price below market value. After carefully reviewing the proposed terms of the Offer, the expense of the Offer and its anticipated dilutive effect (including the effect on non-exercising shareholders), the Board of Directors determined that the expected benefits of the Offer to the Fund and its shareholders outweigh the dilution resulting from the Offer.

  The Fund conducted rights offerings which commenced on January 5, 1993, January 31, 1994 and January 27, 1995, respectively. In the 1993 offering, the Fund issued non-transferable rights entitling holders to subscribe for an aggregate of 459,088 shares of Common Stock, at the rate of one share for each four rights held, and to subscribe for any shares not subscribed for through the primary subscription. The subscription price per share was $16.56, which represented a 15% discount from the net asset value per share on the pricing date of the offering. In the 1994 offering, the Fund issued non-transferable rights entitling holders to subscribe for an aggregate of 1,160,115 shares of Common Stock, at the rate of one share for each three rights held, and to subscribe for any shares not subscribed for through the primary subscription. The subscription price per share was $17.71, which represented a 10% discount from the net asset value per share on the pricing date of the offering. In the 1995 offering, the Fund issued non-transferable rights entitling holders to subscribe for an aggregate of 1,457,942 shares of Common Stock, at the rate of one share for each three rights held, and to subscribe for any shares not subscribed for through the primary subscription. The subscription price per share was $15.65, which represented 90% of the net asset value per share as of the pricing date of the offering. All three offerings were significantly over-subscribed, resulting in the issuance of the maximum number of shares offered. As a result of the 1993, 1994 and 1995 offerings, the net asset value per share of the Fund's Common Stock was reduced by $.64 (3.3%), $.70 (3.6%), and $.68 (3.9%) respectively. The Fund raised $7.4 million in the 1993 offering, $20.4 million in the 1994 offering and $22 million in the 1995 offering.

  The Fund may, in the future and at its discretion, make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

  Shares not subscribed for through the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to shareholders who have exercised all Rights held by them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Record Date Shareholders should indicate on the Subscription Certificate, which they submit with respect to the exercise of Rights issued to them, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. Broker-dealers whose shares are held of record by Cede, or any other depository or nominee, must complete the DTC Participant Over-Subscription Exercise Form available from the Information Agent. If sufficient Shares are available after the Shares subscribed for through the Primary Subscription have been allocated, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the Fund may, at its discretion, increase the number of Shares subject to subscription pursuant to the Offer by up to 25% (up to an additional 415,462 shares) in order to satisfy such over-subscriptions. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those exercising Rights holders who over-subscribe based on the number of Rights originally issued to them by the Fund so that the number of Shares issued to exercising Rights holders pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares of Common Stock owned by them on the Record Date. The percentage of available Shares each over-subscribing Rights holder may acquire will be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations to ensure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

  The Fund will not offer or sell any Shares which are not subscribed for through the Primary Subscription or pursuant to the Over-Subscription Privilege.

SUBSCRIPTION PRICE

  The subscription price per Share (the "Subscription Price") for the Shares
to be issued pursuant to the Rights will be   % of the net asset value of a
share of Common Stock on the expiration date of the Offer (the "Pricing Date"). See "Description of Capital Stock." The manner in which the net asset value per share of Common Stock is calculated is described below under "Market Price and Net Asset Value--Net Asset Value." Rights holders who decide to acquire Shares through the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price for such Shares when they make their decision. In addition, it is expected that the first distribution payable on the Shares offered hereby will be the regular dividend for the second quarter, which will not be payable before June 1997. See "Dividends and Distributions."

  The Fund announced its intention to make the Offer after the close of trading on the Exchange on November 13, 1996. The net asset values per share of Common Stock on November 7, 1996 (the Thursday preceding the day of the announcement) and January , 1997 were $17.28 and $ , respectively, and the last reported sale prices on the Exchange on November 7, 1996 and January ,
1997 were $17.25 and $   respectively.

NON-TRANSFERABILITY OF RIGHTS

  The Rights are non-transferable and therefore may not be purchased or sold. The Rights will not be admitted for trading on the Exchange. However, application has been made to list the Shares on the Exchange.

EXPIRATION OF THE OFFER

  The Offer will expire at 5:00 p.m., New York City time, on February , 1997, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised.

SUBSCRIPTION AGENT

  The Subscription Agent is State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $ , plus reimbursement for its out-of-pocket expenses related to the Offer. Shareholder communications should be directed to (800) 837-2755. SIGNED SUBSCRIPTION CERTIFICATES MUST BE SENT TO STATE STREET BANK AND TRUST COMPANY by one of the methods described below. The Fund will accept only Subscription Certificates actually received on a timely basis at any of the addresses listed.

  (1)  BY FIRST CLASS MAIL:

    State Street Bank and Trust Company
    Corporate Reorganization
    P.O. Box 9061
    Boston, MA 02205-8686

  (2) BY EXPRESS MAIL OR OVERNIGHT COURIER:

    State Street Bank and Trust Company
    c/o Boston Financial Data Services, Inc.
    Two Heritage Drive,
    MB-2
    North Quincy, MA 02171

  (3) BY HAND:

    State Street Bank and Trust Company
    225 Franklin Street--Concourse Level
    Boston, MA 02110

    or

    Bank Boston
    61 Broadway--Third Floor
    New York, NY 10006

  (4) BY FACSIMILE (TELECOPY):
  FOR NOTICE OF GUARANTEED DELIVERY ONLY

    (617) 774-4511 with the original Subscription Certificate to be sent by one of the three methods above. Confirm facsimile by telephone (617) 774-4514.

  DELIVERY TO AN ADDRESS OTHER THAN THOSE ABOVE DOES NOT CONSTITUTE GOOD
DELIVERY.

METHOD OF EXERCISE OF RIGHTS

  Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged by your broker, banker or trust company for this service. Fractional Shares will not be issued, and shareholders who receive, or who have remaining, fewer than three Rights will not be able to purchase any Shares upon the exercise of such Rights. Completed Subscription Certificates must be received by the Subscription Agent at the addresses set forth above.

  Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

  Investors Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

  Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights.

INFORMATION AGENT

  Any questions or requests for assistance concerning the method of subscribing for Shares should be directed to Shareholder Communications Corporation, the Information Agent for the Offer, at its address and telephone number listed below:

                    Shareholder Communications Corporation
                                17 State Street
                           New York, New York 10004
                           (800) 733-8481, Ext. 351

  Shareholders may also contact their brokers or nominees for information with respect to the Offer.

  The Information Agent will receive a fee estimated to be $   and
reimbursement for all out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

  Exercising Rights holders who subscribe for Shares through the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

    (1) Shares may be subscribed for by delivering to the Subscription Agent the Subscription Certificate together with payment of the estimated total purchase price for the Shares acquired through the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription
  Privilege based on the estimated subscription price of $   per Share. The
  subscription will be accepted when such payment, together with the properly completed and executed Subscription Certificate, is received by the Subscription Agent, provided that the Subscription Certificate and such payment are received by the Subscription Agent no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares in a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of the Shares. PAYMENTS PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO USF&G PACHOLDER FUND, INC., AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION TO BE ACCEPTED. The Subscription Agent will not accept cash as a means of payment for Shares.

    (2) Alternatively, a subscription will be accepted if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a properly completed and executed notice of guaranteed delivery in the form accompanying this Prospectus ("Notice of Guaranteed Delivery") by facsimile (telecopier) or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for through the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent by the close of business on the fifth business day after the Expiration Date and full payment for the Shares is received by the Subscription Agent by the close of business on the tenth business day after the Confirmation Date (as defined below).

  Within five business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to Record Date Shareholders showing (i) the number of Shares acquired through the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the Subscription Price and the total purchase price for such Shares; and (iv) any additional amount payable to the Fund or any excess payment to be refunded by the Fund, in each case based on the Subscription Price as determined on the Pricing Date. Any additional amount payable to the Fund must be received by the Subscription Agent within ten business days after the Confirmation Date, and any excess payment refundable by the Fund will be sent by the Subscription Agent as soon as practicable.

  Whichever of the two methods of payment described above is used, issuance and delivery of the Shares subscribed for are subject to collection of checks or receipt of actual payment pursuant to a Notice of Guaranteed Delivery.

  SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTIONS AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

  If an exercising Rights holder does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares subscribed for that could be acquired by such exercising Rights holder; or
(iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

NOTICE OF NET ASSET VALUE DECLINE

  The Fund has, as required by the Securities and Exchange Commission ("SEC"), undertaken to suspend the Offer until it amends this Prospectus if subsequent to January , 1997, the effective date of the Fund's registration statement relating to the Offer, the Fund's net asset value declines more than 10% from its net asset value on that date. Accordingly, the Fund will notify shareholders of any such decline and thereby permit them to cancel their exercise of Rights.

PURCHASE AND SALE OF RIGHTS

  The Rights are non-transferable and therefore may not be purchased or sold.

DELIVERY OF STOCK CERTIFICATES

  Record Date Shareholders who participate in the Fund's Dividend Reinvestment Plan will have all Shares acquired pursuant to the Offer issued in book-entry form and added to the shares held in their account, unless stock certificates are specifically requested. Stock certificates for all other Shares acquired in the Offer will be mailed as soon as practicable after full payment for the Shares subscribed for has cleared and the Shares have been allocated pursuant to the Over-Subscription Privilege.

FEDERAL INCOME TAX CONSEQUENCES

  The federal income tax consequences to holders of the Common Stock with respect to the Offer will be as follows:

  The distribution of Rights to Record Date Shareholders will not result in taxable income to such shareholders, nor will such shareholders realize taxable income as a result of the exercise of Rights.

  The basis of a Right distributed to a shareholder will be zero unless the shareholder elects (by filing a statement with his federal income tax return for the year in which the Right is received) to allocate the basis of the Common Stock with respect to which the Right is distributed between the Right and the Common Stock, based on their respective fair market values on the date of distribution. The holding period of a Right received by a shareholder includes the holding period of the Common Stock with respect to which the Right is distributed.

  A Right issued to a Record Date Shareholder will be a capital asset in the hands of such shareholder if the Common Stock with respect to which the Right was issued was a capital asset in the hands of such shareholder. If a Right expires unexercised, no loss will be realized.

  If Rights are exercised for Shares, the basis of the Shares received will include the basis allocated to the Rights (if any) and the amount paid upon exercise of the Rights. The holding period for Shares acquired upon the exercise of Rights begins on the date the Rights are exercised.

  For back-up withholding purposes, the Fund may be required to withhold 31% of reportable payments paid to certain non-corporate shareholders.

  The foregoing is only a summary of applicable federal income tax consequences and does not address any state or local tax consequences to holders of Rights. Shareholders should consult their tax advisers concerning the tax consequences in their particular circumstances. See "Taxation".

DILUTION

  Because the Subscription Price will be less than the current net asset value per share of the Fund's Common Stock and because the number of shares outstanding after completion of the Offer will increase in a greater percentage than the increase in the size of the Fund's assets, the Offer will result in a dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of the decrease in net asset value per share because it is not known at this time what the net asset value per share will be on the Pricing Date or how many Shares will be subscribed for, the dilution resulting from the Offer could be substantial. The amount of the dilution will depend upon the extent to which the Offer is subscribed. For example, assuming that all Rights are exercised on the Expiration Date and assuming an estimated subscription price per Share of $
( % of the Fund's net asset value per share as of January , 1997), then the Fund's net asset value per share would be reduced by approximately $ . In addition, as a result of the terms of the Offer, shareholders who do not fully exercise their Rights should also expect that they will, upon completion of the Offer, own a smaller proportional interest in the Fund and experience a corresponding reduction in the voting power of their shares.

IMPACT ON CERTAIN FEES

  The Adviser and the Administrator will benefit from an increase in the Fund's assets resulting from the Offer because the Adviser's and Administrator's fees are based on the net assets of the Fund. It is not possible to determine the precise amount of additional compensation the Adviser and Administrator will receive as a result of the Offer because it is not known at this time how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value and, in the case of the Adviser, because the rate of its fee varies based on the Fund's investment performance. However, assuming that all Rights are exercised at an estimated subscription price of $ , that the number of Shares subject to subscription pursuant to the Offer is increased by 25% to satisfy over-subscriptions and that the Fund's investment performance for the preceding twelve months equals the percentage change in the CS First Boston High Yield IndexTM for the same period, the additional annual advisory fee received by the Adviser as a result of the Offer would be
approximately $   , and the additional annual administrative fee received by the Administrator would be approximately $ . The advisory fee paid by the Fund varies based on the Fund's investment performance relative to the CS First Boston High Yield IndexTM. See "Management of the Fund--Advisory Fee." Four of the Fund's seven directors are "interested persons" of the Fund within the meaning of the 1940 Act. The other three directors are not "interested persons" of the Fund. Three of the interested directors, Messrs. Pacholder, Morgan and Shanahan, could benefit from the Offer because of their indirect ownership interests in the Adviser. See "Management of the Fund--Advisory Fee" and the Statement of Additional Information.

                                USE OF PROCEEDS

  The net proceeds of the Offer, assuming all Shares offered hereby are sold
at an estimated subscription price of $   per Share, are estimated to be
approximately $   , after payment of the estimated offering expenses,
including the Dealer Manager and soliciting fees. Expenses related to the issuance of the Shares will be borne by the Fund and will reduce the net asset value of the Common Stock. If the Fund increases the number of Shares subject to subscription pursuant to the Offer by 25% (415,462 shares), in order to satisfy over-subscriptions, the additional net proceeds will be approximately
$   . The Fund will invest the net proceeds of the Offer in accordance with its investment objective and policies. Depending upon market conditions and the availability of appropriate securities, investment of the proceeds of the Offer may take up to three months from their receipt by the Fund. See "Investment Objective and Policies."

                               RISKS OF LEVERAGE

  The leveraging of the Fund's Common Stock through the issuance of the Preferred Stock involves certain risks to holders of the Common Stock. These risks include a higher volatility of the net asset value and potentially the market price of their shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of the Common Stock to realize higher current net investment income than if the Fund were not leveraged. Currently, the Fund's portfolio must experience an annual return of
 % (net of expenses) in order to cover the annual dividend payments on the Preferred Stock.

  The purpose of the following table is to assist shareholders in understanding the effects of leverage. The returns set forth in the table are hypothetical and actual returns may be greater or less than those assumed for purposes of the table.

Assumed Return on Portfolio (Net of
 Expenses)............................. -10.00% -5.00% 0.00%     % 5.00% 10.00%
Corresponding Return to Common
 Stockholders..........................    -  %   -  %  -  % 0.00%     %      %

  To the extent that the net return on the Fund's investment portfolio equal to the aggregate redemption price of the Preferred Stock declines toward the dividend rate of the Preferred Stock, the benefit of leverage to holders of the Common Stock will be reduced. If the current dividend rate of the Preferred Stock were to exceed the net return on any such portion of the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of the Common Stock and in a lower net asset value than if the Fund were not leveraged. Similarly, since any decline in the net asset value of the Fund's investment portfolio would be borne entirely by holders of the Common Stock, the effect of leverage in a declining market will be a greater decrease in net asset value of the Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price of the Common Stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend requirements of the Preferred Stock or if the Fund failed to maintain the required asset coverage, in order for the Fund to declare a cash dividend or other distribution on the Common Stock it could be necessary for it to liquidate certain portfolio investments at a time when it may be disadvantageous to do so, thereby reducing the net asset value attributable to the Common Stock, such liquidations could adversely affect the Fund's net asset value and yield.

  Under the 1940 Act, the Fund is not permitted to issue shares of any preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. On December 31, 1996, the asset coverage
of the Preferred Stock under the 1940 Act was   %. The Fund may be required to
redeem shares of Preferred Stock from time to time to maintain the asset coverage of the Preferred Stock at 200% or more or to meet certain other asset coverage tests and restrictions. See "Description of Capital Stock--Preferred Stock--Redemption."

  Upon the completion of the Offer, the Fund intends, subject to market conditions, to add incremental leverage by issuing an additional series of Preferred Stock so that the percentage of the Fund's assets representing leverage is approximately the same as it was prior to completion of the Offer.

                       MARKET PRICE AND NET ASSET VALUE

MARKET PRICE

  The Fund's outstanding Common Stock is listed on the Exchange. Since the Fund commenced operations, the Common Stock has traded in the market at, above and below net asset value. The last sale price on the Exchange and the net
asset value of a share of Common Stock on January  , 1997 were $   and $
respectively.

  The following table sets forth for the periods indicated the high and low last sale prices of the Common Stock on the Exchange (as reported in the American Stock Exchange Composite Tape), the high and low net asset values per share, and the high and low percentages by which the Common Stock traded at a premium over or discount from net asset value.

                                        NET ASSET                 PREMIUM OR
                                          VALUE     MARKET PRICE  (DISCOUNT)
                                      ------------- ------------- ------------
                                       HIGH   LOW    HIGH   LOW   HIGH    LOW
                                      ------ ------ ------ ------ -----  -----
1996
 4thQ................................ $  --  $  --  $  --  $  --    -- %   --  %
 3rdQ................................  17.03  16.24  17.50  15.63  2.24  (4.37)
 2ndQ................................  16.58  16.17  16.38  15.63  0.15  (3.67)
 1stQ................................  16.83  16.19  17.88  16.38  7.30  (0.40)
1995
 4thQ................................ $16.55 $16.02 $18.50 $17.38 11.80%  5.43 %
 3rdQ................................  17.20  16.45  18.13  17.25  7.70   2.00
 2ndQ................................  17.27  16.60  17.88  15.88  4.10  (3.96)
 1stQ................................  17.39  16.45  17.38  15.50  0.24  (9.25)

  Shares of closed-end investment companies, and particularly those of closed-end stock funds, have tended to trade at prices that generally have been at a discount from their net asset value. There can, of course, be no assurance that shares of the Fund's Common Stock will not trade at a discount from net asset value in the future. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Since the market price of shares of the Fund's Common Stock will be determined by such factors as relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether shares of Common Stock will trade at, below or above net asset value, or at, below or above the Subscription Price. Accordingly, the Common Stock is designed primarily for long-term investors, and investors in the Common Stock should not view the Fund as a vehicle for trading purposes. See "Special Leverage Considerations" and "Share Repurchases; Conversion to Open-End Company."

NET ASSET VALUE

  The Fund calculates and makes available for publication the net asset value per share of its Common Stock as of the close of business on the Exchange (currently 4:00 p.m., New York City time) on each Thursday the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less its liabilities (including accrued expenses) and the liquidation value of any outstanding shares of preferred stock, by the number of outstanding shares of Common Stock. In valuing the Fund's assets, securities listed on an exchange or traded over-the- counter are valued by an independent pricing service approved by the Board of Directors based on market quotations. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by, or under the direction of, the Board of Directors. Debt securities with remaining maturities of 60 days or less when acquired are valued at amortized cost.

  Because it is expected that the Board of Directors of the Fund will set the record date for the 1997 first quarter dividend so that the ex-dividend date will occur after the Pricing Date, the net asset value of the Fund on the Pricing Date is expected to include the amount of the distribution liability for the first quarter dividend on the Common Stock. Nevertheless, it is expected that the first distribution payable on the Shares offered hereby will be the regular dividend for the second quarter, which will not be payable before June 1997. See "Dividends and Distributions."

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective may be changed by the Board of Directors without shareholder approval. Additional information regarding the investment policies of the Fund and certain investment transactions in which it may engage is contained in the Statement of Additional Information.

INVESTMENT PHILOSOPHY AND ANALYSIS

  The Adviser seeks to identify and purchase for the Fund fixed-income securities which have a higher relative value and more favorable risk return characteristics than the market as a whole. As part of this strategy, the Fund seeks to invest a material portion of its portfolio in securities which are trading at a discount from their face value or principal amount. Such discounts are generally attributable to one or more factors. First, many investors are risk averse and are unwilling to purchase or hold securities that are rated below investment grade or are unrated. Second, certain institutional investors may be required by statute, regulation or organizational documents to divest themselves of investments in such securities. Third, considerable financial and legal analysis is required to evaluate these securities. The difficulty of analysis, reduced investor interest and less active trading combine to discourage many securities analysts from following or recommending investment in such companies. In addition, shortly after a company experiences financial or operating difficulties, certain investors may sell its securities at prices that do not necessarily reflect their intrinsic value. These factors may create substantially more sellers than buyers and significant differences may then develop between the current market prices of such securities and the Adviser's estimate of their intrinsic value, thereby providing opportunities for capital appreciation. A deeply discounted fixed-income security offers the potential for significant capital appreciation if the issuer is able to pay the security at maturity or to redeem the issue at face value, or if the credit quality of the security improves. Conversely, these securities may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless, particularly in the event of a default or the bankruptcy of the issuer.

  The Adviser believes that the risks associated with investing in securities trading at a discount from their face value or principal amount can be managed through credit, financial and legal analysis and research, and through portfolio diversification. The Adviser also attempts to manage risk through acquisition of securities generally at or near its estimate of their liquidation values.

  In analyzing prospective investments for the Fund, the Adviser generally considers a number of factors including the following:

  1. Financial Condition. The Adviser performs credit and financial analysis, emphasizing cash flow, on all investments. Generally, the Fund will avoid investment in a distressed situation if the Adviser believes accurate financial and business information is not available.

  2. Value of Assets. The Adviser generally estimates the liquidation value of a company to measure the risk of loss in case the company is unable to continue operations. If the investment is purchased at or below liquidation value, the ultimate risk of loss may be reduced. Additionally, in certain cases, sale of the assets of a company may provide more value than its continued operation.

  3. Business Prospects. The Adviser generally considers the industry outlook and competitive factors, including supplier and customer relationships, strengths and weaknesses of products, viability of product lines and other considerations in an effort to determine the company's business prospects. In most cases a high level of total return will be realized through the value inherent in the continued operation of the company's business.

  4. Capital Structure. The Adviser reviews the terms of each debt instrument in order to assess the priority of the Fund's investment relative to other debt and equity holders. The Fund generally will seek a position in the capital structure of a company which will enable it to preserve the value of its investment in the case of a liquidation. In some cases, seniority in the capital structure, particularly when coupled with secured status, provides the opportunity for significant influence in the event of a bankruptcy or restructuring.

  5. Management. The Adviser considers the depth and capabilities of the management team to assess its ability to lead a company through financial or operating difficulties. The Adviser also considers management's ownership interest in the company. When management has a substantial equity stake in the company, the Adviser believes management will be motivated to enhance and protect its interest in the company and to avoid liquidation, reorganization or bankruptcy.

  6. Capital Requirements. The Adviser considers a company's needs for additional capital and the potential sources for such capital.

PORTFOLIO INVESTMENTS

  The Fund invests in a diversified portfolio comprised primarily of publicly traded bonds, debentures, notes and preferred stocks issued by domestic companies which generally have market capitalizations (including debt) of at least $100 million. These securities are generally traded in the over-the-counter market, but may be listed on an exchange. Debt securities in which the Fund invests may or may not bear fixed or variable rates of interest, or carry equity features, such as conversion or exchange rights, or warrants for the acquisition of shares of stock of the same or a different company, and may or may not have been issued in connection with a leveraged buy-out. The Fund may also invest in privately placed debt securities and in hybrid securities, such as debt with warrants attached, and other privately held obligations of, in most cases, public companies, such as loans, credit paper and loan participations. The Fund is not restricted as to the nature or type of debt or equity securities in which it may invest. The Fund may from time to time invest in certain industrial development bonds, including pollution control revenue bonds. Industrial development bonds are issued by governmental entities but are payable solely by the companies which own and operate the facilities financed by the bonds. The Fund will not invest in industrial development bonds to obtain any tax benefits associated with such investments.

  The Fund's investments will generally not be rated or will be rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (i.e., BB or lower by S&P, or Ba or lower by Moody's). Securities below investment grade are considered to be of poor standing and are speculative with respect to the company's capacity to pay interest and principal in accordance with the terms of the obligation. A description of the rating policies of S&P and Moody's appears in Appendix A to the Statement of Additional Information. Securities ratings are based largely on issuers' historical financial performances and the rating agencies' investment analyses at the time of rating. The Adviser believes that the rating assigned to a particular security is not necessarily indicative of the issuer's current financial condition, which may be better or worse than the rating would indicate. For a discussion of the risks associated with investing in securities rated below investment grade, see "Special Risk Considerations" below.

  As of December 31, 1996, the percentage of the Fund's assets invested in fixed-income securities within the various rating categories, determined on a dollar-weighted average, were as follows:

         RATING CATEGORY                             PERCENTAGE*
         ---------------                             -----------
         BB or Ba...................................         %
         B..........................................
         CCC or Caa.................................
         CC or Ca...................................
         C..........................................
         D..........................................
           Common Stock/Warrants....................
           Cash and cash equivalents................
                                                       ------
             Total Investments......................   100.00%

              --------
              * Based on the S&P rating if the security is
                rated by S&P, otherwise based on the Moody's rating. Includes unrated fixed-income securities deemed by the Adviser to be of comparable quality.

  The Adviser anticipates that most of the companies issuing securities acquired by the Fund will not be involved, at the time of acquisition or thereafter, in reorganization, restructuring or bankruptcy proceedings. However, the Fund may from time to time become an active participant in those activities. It is the policy of the Fund not to invest in the securities of an issuer for the purpose of exercising control or management. The Adviser may, however, intentionally seek an active role in reorganization, restructuring or bankruptcy proceedings at the time of investment, or may decide to assume such a role as a result of subsequent events. Active participation is often necessary to monitor a Non-Accruing Security and to avoid the divisive techniques used by management and certain creditors to enhance their own positions at the expense of other creditors. The Adviser's active participation in reorganization, restructuring or bankruptcy proceedings, whether as a member of creditors' or equity holders' committees or otherwise, may restrict for some time the Fund's ability to sell the related portfolio securities.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

  NON-ACCRUING SECURITIES. Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default at the time of acquisition ("Non-Accruing Securities"). Non-Accruing Securities may present the opportunity for significant capital appreciation based on the Adviser's estimation of their liquidation or reorganization value. There can be no assurance, however, that such capital appreciation will occur or that it will occur within the time frame estimated by the Adviser. Non-Accruing Securities may be less liquid and more volatile than other portfolio securities. Consistent with the Fund's objective of obtaining high levels of current income, Non-Accruing Securities will generally comprise no more than 20% of the Fund's net assets. However, some portfolio securities may become Non-Accruing Securities after they are acquired by the Fund. Given the unpredictability of performance by the issuers of the Fund's portfolio investments, it is impossible to estimate the amount of the Fund's assets which could become invested in Non-Accruing Securities. Accordingly, there can be no assurance that the level of Non-Accruing Securities will not exceed 20% of the Fund's net assets. The Adviser will not purchase additional Non-Accruing Securities for the Fund if, at the time of proposed acquisition, Non-Accruing Securities comprise 20% or more of the net assets of the Fund.

  FOREIGN INVESTMENTS. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities or other obligations of foreign companies issued or trading in the United States. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S.

investment in foreign countries, and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders of the Fund. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

  EQUITY SECURITIES. Equity securities will generally comprise no more than 10% of the Fund's total assets. Equity securities are defined as common stocks and preferred stocks without mandatory redemption features and do not include bonds, debentures or other debt obligations that are convertible into equity securities. The Adviser will not purchase additional equity securities for the Fund if, at the time of proposed acquisition, equity securities comprise 10% or more of the Fund's total assets. However, there can be no assurance that the Fund's investments in equity securities will not exceed 10% of its total assets, particularly if issuers of portfolio securities become involved in restructuring or reorganization proceedings that result in the conversion of debt obligations into equity securities or if there is an increase in the value of the equity securities held by the Fund relative to the Fund's debt obligations.

  TEMPORARY INVESTMENTS. There may be times when securities satisfying the Adviser's investment criteria are unavailable or when, in the Adviser's judgment, conditions in the securities markets render investment in such securities inconsistent with the Fund's investment strategy and the best interests of shareholders. During these periods, or pending investment in such securities, the Fund may invest in temporary investments. Temporary investments are defined as (i) corporate debt obligations with a remaining term to maturity in excess of one year, such as increasing rate notes, variable or floating rate notes and certain preferred stock issues, and (ii) debt obligations with a remaining term to maturity of one year or less, such as commercial paper, bank certificates of deposit, bankers' acceptances, short-term obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to any of the foregoing. Temporary investments with longer maturities generally will have structural characteristics that are intended to reduce the risk of principal loss from interest rate fluctuations but may also be rated in the lower rating categories classified by S&P and Moody's or may not be rated. The yield on these securities will, as a general matter, tend to be lower than the yield on the Fund's other portfolio investments. All temporary investments will be paying interest currently at the time of purchase. It is impossible to predict when, for how long or to what extent temporary investments will be utilized.

  INVESTMENT RESTRICTIONS. The Fund has adopted certain investment restrictions. The principal investment restrictions of the Fund are summarized below. A complete listing is contained in the SAI. These restrictions are fundamental policies and may only be changed with shareholder approval.

    1. The Fund may not issue senior securities (as defined in the 1940 Act) other than preferred stock or except to the extent such issuance might be involved with respect to borrowing described under 2 below.

    2. The Fund is authorized under its investment policies to borrow money on a secured or unsecured basis in an amount up to 20% of the value of its net assets at the time of borrowing. (Notwithstanding the foregoing, the Fund's charter prohibits it from borrowing money at any time the Preferred Stock is outstanding.)

    3. The Fund may not invest more than 5% of its total assets in securities of any one issuer, other than the U.S. government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer.

  OTHER INVESTMENT POLICIES. The Fund may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis and may invest in private placements and repurchase agreements. Information concerning these investments and the related risks is contained in the Statement of Additional Information.

SPECIAL RISK CONSIDERATIONS

  Investment by the Fund in high yield securities (commonly known as "junk bonds") is speculative and involves a high degree of risk which can result in substantial or total losses to the Fund. The Fund may invest in companies that are incurring operating losses, have substantial capital needs, have negative net worths, are insolvent or are involved in bankruptcy or reorganization proceedings. These investments may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless. It is very difficult to value financially distressed companies and to estimate the prospects for their financial recovery. Once a company experiences financial or operating problems, its condition can deteriorate rapidly. Despite the Adviser's efforts to obtain current, accurate financial and business information, available information may be of limited utility. The market values of high yield securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Also, with high yield securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund in seeking recovery from the issuer. Further, with high yield securities, there is a greater possibility of a default or the bankruptcy of the issuer. Since there may be no public market or only inactive trading markets for some of the securities in which the Fund invests, these securities may be harder to value and more susceptible to adverse publicity concerning the issuer, and consequently the Fund may be required to retain such investments for indefinite periods or sell them at substantial losses. In addition, legislation may be enacted in the future that could depress the value of high yield securities.

  In the event companies issuing securities held by the Fund become involved in bankruptcy proceedings, additional risks will be present. Bankruptcy or other insolvency proceedings are highly complex, can be very costly and may result in unpredictable outcomes. The bankruptcy court has extensive powers and under certain circumstances may alter contractual obligations of the bankrupt company. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must then petition the court to permit actions protecting their claims, but may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be adequately protected during the proceedings. If the court's assessment of adequate protection is inaccurate, a creditor's collateral may be diminished without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt and may be forced to permit use of the collateral although the use diminishes the value of the collateral, unless relief from the automatic stay is granted by the court.

  Security interests are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under local rules or the Uniform Commercial Code. If a security interest is invalidated, the secured creditor loses the value of the collateral, becomes unsecured, and almost certainly will experience a significant loss of investment. While the Fund intends to scrutinize any security interests that secure the debt obligations it purchases, there can be no assurance that such security interests will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against challenges.

  Debt may be disallowed or subordinated to the claims of other creditors if the creditor is found to have engaged in certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be exerting undue control or influence over the business affairs of the company prior to filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or stockholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to defend against them successfully.

                            MANAGEMENT OF THE FUND

  Management of the Fund, including general supervision of the activities performed by the Fund's investment adviser, is the responsibility of the Board of Directors of the Fund. For certain information regarding the directors and officers of the Fund, see "Management of the Fund--Directors and Officers" in the SAI.

INVESTMENT ADVISORY SERVICES

  Pacholder & Company, Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, has served as the Fund's investment adviser since the Fund commenced operations in November 1988. The Adviser was organized in 1988 as an Ohio general partnership between Pacholder Associates, Inc. ("Pacholder") and USF&G Marketing Services Co. ("Marketing Services"), which each have a fifty-percent partnership interest in the Adviser. Pacholder is an investment advisory firm formed in December 1983 which specializes in high yield fixed-income securities. Pacholder currently manages in excess of $550 million for institutional clients and provides research and consulting services to those clients and others. Approximately $260 million of the accounts currently managed by Pacholder are dedicated to investing in securities similar to those eligible for purchase by the Fund. Marketing Services is an indirect wholly-owned subsidiary of USF&G Corporation. USF&G Corporation is composed of property/casualty and life insurance subsidiaries. Its primary subsidiary is United States Fidelity and Guaranty Company. United States Fidelity and Guaranty Company holds a $0.6 million 15% Promissory Note due November 1997 of Pacholder and owns twenty percent of Pacholder's outstanding securities. Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr., officers and directors of the Fund, are shareholders, officers or directors of Pacholder. John C. Sweeney, a director of the Fund, is an officer of USF&G Corporation.

PORTFOLIO MANAGEMENT

  The overall portfolio management strategy for the Fund is determined by the Adviser under the general supervision and direction of Asher O. Pacholder. Dr. Pacholder has been Chairman and Chief Executive Officer of Pacholder since its founding in 1983. Prior to that time he was Vice President and Chief Investment Officer of Union Central Life Insurance Company in Cincinnati, Ohio. In that capacity he was responsible for investments aggregating $1.6 billion in fixed-income securities, equities and real estate. After graduating with an M.S. and Ph.D. from Yale University, Dr. Pacholder began his investment career at T. Rowe Price Associates and subsequently served as a trust officer at Republic Bank of Dallas. Anthony L. Longi has been responsible for the day-to-day management of the Fund's portfolio since November 1994. Mr. Longi is an Executive Vice President of Pacholder where he has worked as an investment grade and high-yield bond investment analyst and trader, portfolio manager and special situations analyst for more than nine years.

ADVISORY FEE

  As full compensation for the services provided, facilities furnished and expenses paid by the Adviser under its investment advisory agreement with the Fund, the Adviser receives an annual investment advisory fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index(TM) (the "Index") for the same period (the "Index Return"). A general description of the Index, and the Index Return and total return investment performance of the Fund for the twelve-month periods ended December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996 are set forth in
Appendix B to the Statement of Additional Information.

  The advisory fee is paid quarterly at an annual rate which varies between 0.40% and 1.40% of the Fund's average net assets. The advisory fee is structured so that it will be 0.90% of the Fund's average net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.90% by ten percent of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.40% of average net assets or down to the minimum fee of 0.40%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period.

                                                                ADVISORY FEE
     FUND PERFORMANCE                                         (AS % OF AVERAGE
 NET OF FEES AND EXPENSES)(                                  WEEKLY NET ASSETS)*
--------------------------                                   -------------------
    Index Return + 5%.......................................        1.40%
    Index Return + 4........................................        1.30
    Index Return + 3........................................        1.20
    Index Return + 2........................................        1.10
    Index Return + 1........................................        1.00
    Index Return............................................        0.90
    Index Return - 1........................................        0.80
    Index Return - 2........................................        0.70
    Index Return - 3........................................        0.60
    Index Return - 4........................................        0.50
    Index Return - 5........................................        0.40

  --------
  * The advisory fee increases or decreases from a "fulcrum fee" of 0.90%.

  For the fiscal years ended December 31, 1994, 1995 and 1996, the Adviser
received advisory fees totaling $726,317, $391,534 and $   , respectively,
which represent 1.07%, 0.40% and   %, respectively, of the Fund's average net
assets during such periods. The advisory fees paid by the Fund in respect of periods ending prior to October 1, 1994 were calculated pursuant to a different fee schedule, under which the annual investment advisory fee varied between 0.40% and 1.40% of the Fund's average net assets. The prior schedule was structured so that the advisory fee would be 1.20% of the Fund's average net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equaled the Index Return plus three percent. The current fee schedule became effective on October 1, 1994. The investment advisory fee payable for the twelve-month period commencing October 1, 1994 was the lesser of the fees calculated under the prior and current schedules. The advisory fee paid by the Fund has for certain periods exceeded, and may in the future exceed, the advisory fees paid by most other investment companies. In addition, the "fulcrum fee" of 0.90% is higher than the fees paid by most other investment companies and, accordingly, the fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. Also, the Adviser may receive the maximum fee even if the Fund's absolute performance is negative and may receive the minimum fee in instances where the Fund experiences significant positive performance.

ADMINISTRATIVE AND ACCOUNTING SERVICES

  Kenwood Administrative Management, Limited Partnership (the "Administrator") serves as administrator of the Fund pursuant to an Administration Agreement dated June 5, 1996 (the "Administration Agreement"). The Administrator is an Ohio limited partnership whose general and limited partners are wholly-owned subsidiaries of Pacholder, a general partner of the Adviser. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports. For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, calculated and paid monthly, at the annual rate of 0.10% the Fund's average net assets.

  Pursuant to an Accounting Services Agreement with the Fund, Pacholder, a general partner of the Adviser, is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, taken in respect of securities held by the Fund. For these services the Fund pays Pacholder a monthly fee at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million, and reimburses it for out-of-pocket expenses.

                          DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's policy, which may be changed by the Board of Directors, to pay quarterly dividends on the Common Stock from net investment income remaining after payment of dividends on the Preferred Stock. To the extent capital gains are not required to satisfy the dividend, redemption or liquidation preferences of any outstanding shares of Preferred Stock, they will be distributed to holders of the Common Stock. Net short-term capital gains, if any, may be included in quarterly dividends or distributed on such other basis as may be determined from time to time by the Board of Directors. Net long-term capital gains, if any, will be distributed at least annually.

  Because it is expected that the record date for the 1997 first quarter dividend, as fixed by the Board of Directors of the Fund, will be prior to the date on which the Shares offered hereby will be issued, it is expected that the first distribution payable on the Shares will be the regular dividend for the second quarter, which will not be payable before June 1997.

  The Fund seeks to pay a stable quarterly dividend on the Common Stock. However, due to the nature of the Fund's investments, the Fund's investment income and the amount available for distribution with respect to any particular quarter may be subject to fluctuation. Accordingly, to maintain a more stable quarterly distribution, the Fund may distribute less than the entire amount of net investment income earned in a particular quarter. Such undistributed net investment income will be available to supplement future distributions which might otherwise have been reduced by a decrease in the Fund's net income due to fluctuations in investment income or expenses. As a result, the dividends paid by the Fund for any particular quarter may be more or less than the amount of net investment income actually earned by the Fund during the period. Any undistributed net investment income will be reflected in the Fund's net asset value. No assurance can be given that the Fund will be able to maintain a stable quarterly dividend on the Common Stock. See "Risks of Leverage" and "Investment Objective and Policies--Special Risk Considerations."

  For tax purposes, the Fund is currently required to allocate net income and net capital gains, if any, between the Common Stock and the Preferred Stock in proportion to the total dividends paid to each class with respect to the taxable year. See "Taxation."

  While any shares of Preferred Stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock unless at the time of such declaration (i) all accrued dividends on the Preferred Stock have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value to the outstanding Preferred Stock. This latter limitation on the Fund's ability to make distributions on its Common Stock under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Taxation."

                          DIVIDEND REINVESTMENT PLAN

  Each registered holder of Common Stock may elect to have all dividends and capital gains distributions, or both, automatically reinvested by Fifth Third Bank Corporate Trust Services, as agent for shareholders (the "Plan Agent"), in additional full and fractional (computed to three decimal places) shares of Common Stock under the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Fifth Third Bank Corporate Trust Services, as the Fund's dividend disbursing agent.

  The number of shares equivalent to the cash distribution will be determined as follows:

    (1) If shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price; or

    (2) If shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the distribution in cash and apply it to the purchase of shares of Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. The Plan Agent will use all distributions received in cash to purchase shares of Common Stock in the open market within thirty days of the dividend payment date. Interest will not be paid on any uninvested cash payments. If the Plan Agent is unable to invest the full amount of the distribution in open-market purchases because the market discount has shifted to a market premium or otherwise, the Fund will issue new shares with respect to the uninvested portion of the distribution.

  In the case of shareholders such as banks, brokers or nominees which hold shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

  The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to Fifth Third Bank Corporate Trust Services, 38 Fountain Square Plaza MD-1090D2, Cincinnati, Ohio 45263; telephone toll-free at (800) 837-7755. For a more complete description of the Plan, see "Dividend Reinvestment Plan" in the Statement of Additional Information.

                                   TAXATION

  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that constitute "exempt interest dividends" or that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

  If at any time when shares of Preferred Stock are outstanding the Fund does not meet the asset coverage requirement of the 1940 Act, the Fund will be required to suspend distributions on the Common Stock until the asset coverage is restored. See "Description of Capital Stock--Preferred Stock--Dividends." This may jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirement of the 1940 Act, the Fund may, in its sole discretion, redeem shares of Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve such objectives.

  The Internal Revenue Service (the "IRS") currently requires a regulated investment company that has two or more classes of stock to allocate its income for the year to each class of stock based upon the percentage of total dividends distributed to each class for the taxable year. So long as the IRS maintains this position, the Fund intends to allocate net income, net capital gain and other taxable income, if any, between the Common Stock and the Preferred Stock in proportion to the total dividends paid to each class with respect to the taxable year.

  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares so received, and will have a cost basis in the shares of the same amount.

  For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain non-corporate shareholders. A shareholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such shareholder's taxpayer identification number set forth on the form is correct and that he is not subject to backup withholding, or is exempt from backup withholding.

  The Fund will send written notices to shareholders annually regarding the tax status of the distributions made by the Fund.

  Shareholders are urged to consult their tax advisors concerning their own tax situation, including the application of federal, state and local income taxes to an investment in the Fund. A more detailed discussion of federal tax matters is contained in the Statement of Additional Information.

               SHARE REPURCHASES; CONVERSION TO OPEN-END COMPANY

  The Fund is a closed-end investment company and as such its shareholders do not have the right to present their shares for redemption by the Fund. Instead, shares of the Fund's Common Stock trade in the open market at a price that will be a function of several factors, including net asset value and yield. In the event that the Fund's Common Stock trades at a significant discount from net asset value, the Board of Directors is authorized to take action intended to reduce or eliminate the discount, which may include the repurchase of shares of Common Stock in the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Directors will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, at any time when shares of the Fund's Preferred Stock are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (i) all accrued dividends on the Preferred Stock have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Stock. The staff of the SEC currently requires that any tender offer made by a closed-end investment company for shares of its stock must be at a price equal to the net asset value of such stock on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

  Subject to its investment and other limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any amounts borrowed to finance share repurchase transactions will increase the Fund's expenses and such interest, or the accumulation of cash by the Fund in anticipation of share repurchases or tenders, will reduce the Fund's net income. Any share repurchase or tender offer that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

  Although the decision to take action in response to a significant discount from net asset value will be made by the Board of Directors at the time it considers the matter, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of shares of Common Stock or a tender offer for such shares if (i) such transactions, if consummated, would
(a) result in the delisting of the Common Stock from the Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (iii) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York State banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Directors may in the future modify these conditions in light of experience.

  The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders would reduce or eliminate a market discount from net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist. A purchase by the Fund of shares of its Common Stock will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of Common Stock at a time when shares of Preferred Stock are outstanding will increase the leverage applicable to the outstanding shares of Common Stock then remaining. See "Risks of Leverage." Under Maryland law, shares acquired by the Fund constitute authorized but unissued shares.

  If the Fund's Common Stock is trading at a significant discount from net asset value, the Board may also consider submission to shareholders of a proposal to convert the Fund to an open-end investment company. In general, conversion to an open-end company would require the approval of a majority of the outstanding shares of Preferred Stock and a majority of the outstanding shares of Common Stock, each voting as a separate class, and would have to be declared advisable by the Board of Directors. For this purpose, a "majority of the outstanding shares" means, for each class, the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less. See "Description of Capital Stock--Special Voting Requirements" for a discussion of the special voting provisions applicable to mergers or similar fundamental corporate transactions. If the Fund converted to an open-end company, it would be required to redeem all shares of Preferred Stock then outstanding, and the Fund's Common Stock would no longer be listed on the Exchange. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows which can complicate portfolio management. Open-end companies are also prohibited from investing more than 15% of their assets in illiquid securities, and if the Fund converted to an open-end company, the Fund's investments in restricted and other illiquid securities would be subject to this limitation.

  Before deciding whether to take any action in response to a discount from net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a significant discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                         DESCRIPTION OF CAPITAL STOCK

  The total number of shares of stock of all classes that the Fund has authority to issue is 50,000,000 shares of capital stock, par value $.01 per share, of which 48,350,000 have been classified as Common Stock and 1,650,000 have been classified as 6.95% Cumulative Preferred Stock. The Board of Directors has the authority to reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series of stock.

COMMON STOCK

  All shares of Common Stock have equal rights in all respects as to dividends, assets and voting privileges and have no redemption or preemptive rights. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after payment of debts and expenses and the liquidation preference of the Preferred Stock. The outstanding shares of Common Stock are, and when issued the Shares offered hereby will be, fully paid and non-assessable. Holders of the Common Stock are entitled to one vote per share and do not have cumulative voting rights.

  The Fund's Common Stock is listed on the Exchange under the symbol "PHF."

  The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than pursuant to the Offer or under the Plan. See "Dividend Reinvestment Plan." Other offerings, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock.

PREFERRED STOCK

  The outstanding shares of Preferred Stock are fully paid and non-assessable, are not convertible into shares of Common Stock (or any other capital stock of the Fund) and have no preemptive rights. The terms of the Preferred Stock, as fixed by the Fund's Articles Supplementary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock dated August 15, 1996 (the "Articles Supplementary"), are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, which have been filed with the SEC as an exhibit to the registration statement of which this Prospectus forms a part. See "Additional Information."

  Dividends. Holders of the Preferred Stock are entitled to receive cumulative cash dividends payable quarterly at the annual rate of 6.95% of the liquidation preference ($20 per share) of the Preferred Stock. A quarterly dividend may not be declared or paid on the Preferred Stock unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Preferred Stock through the most recent quarterly dividend payment dates therefor. If full cumulative dividends have not been paid, any dividends on the Preferred Stock are required to be paid pro rata on all outstanding shares.

  Under the 1940 Act and the Articles Supplementary, the Fund may not declare or pay any dividend or distribution on the Common Stock, or repurchase any shares of Common Stock, unless full cumulative dividends on all shares of Preferred Stock have been declared and paid and unless immediately thereafter the Preferred Stock has an "asset coverage" (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. See "Asset Coverage and Other Financial Tests" below.

  Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, holders of the Preferred Stock will be entitled to receive a preferential liquidating distribution in the amount of $20 per share, plus an amount equal to all accrued and unpaid dividends to the date of distribution, before any distribution or payment is made in respect of the Common Stock. If the assets of the Fund are insufficient to pay holders of the Preferred Stock the liquidating distribution to which they are entitled, then holders of the Preferred Stock will share ratably in any assets available for distribution. Unless and until the liquidation preference of the Preferred Stock has been paid in full, the Fund may not pay any dividends or distributions on the Common Stock.

  Redemption. On August 1, 2000, the Fund is required to redeem all of the then outstanding shares of Preferred Stock at a price equal to $20 per share plus accumulated and unpaid dividends through the date of redemption as specified in the Articles Supplementary. In addition, if the financial restrictions described below under "Asset Coverage and Other Financial Tests" are not met as of the evaluation dates prescribed in the Articles Supplementary, then the Fund may be required to redeem such number of shares of Preferred Stock at the liquidation value thereof that, after giving effect to such redemption, the restrictions would be met. The Fund may also redeem the Preferred Stock, in whole or in part, at any time at a redemption price equal to $20 per share, plus accumulated and unpaid dividends through the date of redemption and a make-whole premium equal to the excess, if any, of the sum of the present values of the redemption price (assuming that a pro rata portion of all amounts required to be applied to subsequent scheduled mandatory redemptions are applied when due to a partial redemption of such share) and the dividends that would have been payable on such share (again assuming scheduled mandatory redemptions are made when due) divided by the redemption price of such share.

  Voting Rights. Except as described below, holders of the Preferred Stock have equal voting rights with holders of the Common Stock of one vote per share, and holders of the Preferred Stock and the Common Stock vote together as a single class. Under the Articles Supplementary, holders of the Preferred Stock, as a class, are entitled to elect two directors; holders of the Common Stock, as a class, are entitled to elect two directors; and holders of the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. In addition, if at any time dividends on the Preferred Stock shall be unpaid in an amount equal to two full years' dividends, or if the Fund shall have failed to redeem any shares of Preferred Stock as required, then holders of the outstanding shares of Preferred Stock will be entitled to elect a majority of the Fund's directors.

  As long as any shares of Preferred Stock are outstanding: (i) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated, or converted to an open-end company, and may not sell all or substantially all of its assets, without the approval of a majority of the outstanding shares of Preferred Stock and a majority of the outstanding shares of Common Stock, each voting as a separate class; (ii) the adoption of any plan of reorganization adversely affecting either the Preferred Stock or the Common Stock requires the separate approval of a majority of the outstanding shares of such class;
(iii) any action requiring a vote of security holders under Section 13(a) of the 1940 Act requires the approval of a majority of the outstanding shares of Preferred Stock and a majority of the outstanding shares of Common Stock, each voting as a separate class; (iv) the approval of a majority of the outstanding shares of Preferred Stock, voting separately as a class, is required to: amend, alter or repeal any of the preferences, rights or powers of the Preferred Stock; increase or decrease the number of shares of Preferred Stock authorized to be issued; create, authorize, or issue any class or series of stock ranking at parity with or senior to the Preferred Stock with respect to the payment of dividends or the distribution of assets in liquidation, dissolution, or to winding up of the affairs of the Fund; create, authorize, assume, or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, provided that the Fund shall not be prevented from clearing securities transactions in the ordinary course of business or create, incur or suffer to exist or agree to the creation, incurrence, or existence of any lien, mortgage, pledge, charge, or security upon any of the assets of the Fund; (v) holders of the Preferred Stock and the Common Stock vote as separate classes in connection with the election of directors as described above; and
(vi) the Common Stock and the Preferred Stock vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act. For purposes of the foregoing, a "majority of the outstanding shares" means the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less. In addition, the Fund's charter contains an election to be governed by certain provisions of the Maryland General Corporation Law which require a "super-majority" vote with respect to any merger or similar fundamental transaction. See "Special Voting Requirements" below.

  Asset Coverage and Other Financial Tests. The Articles Supplementary require the Fund to determine periodically that certain asset coverage and other financial tests have been met and that the Fund has complied with certain other restrictions. In the event that, on any date of determination, the Fund does not comply with an applicable asset coverage test or restriction, then the Fund will be required to cure such violation within a stated cure period or, if such violation cannot be cured, to redeem the Preferred Stock.

  For so long as any shares of Preferred Stock are outstanding, the Fund is required (i) to make bi-weekly determinations that the amount of certain eligible assets (as defined in the Articles Supplementary) equals or exceeds the aggregate liquidation value of the Preferred Stock and accrued operating expenses; (ii) to determine (a) weekly and (b) immediately preceding the declaration date of each dividend on the Common Stock, or any repurchase of shares of Common Stock that the ratio of the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate liquidation value of all outstanding shares of Preferred Stock and the amount of all unpaid dividends accrued to and including the date of determination on all outstanding shares of Preferred Stock is at least 300%.

  The Articles Supplementary provide that, for so long as any shares of Preferred Stock are outstanding, the Fund may not: (i) fail to pay full dividends on the Preferred Stock on any Dividend Payment Date; (ii) fail to make required mandatory redemptions; (iii) borrow money or issue "senior securities" (as defined in the 1940 Act) other than the Preferred Stock; (iv) overdraw any bank account (except as may be necessary for the clearance of securities transactions); (v) cease to employ the Adviser as its sole investment adviser; (vi) fail to qualify as a regulated investment company under Subchapter M of the Code; (vii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause to permit in the future the creation, incurrence or existence of any lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other encumbrance of any kind in respect of any of its property; (viii) cease to be a registered closed-end investment company under the 1940 Act or take any action to liquidate the Fund; or (ix) sell or otherwise transfer all or substantially all of the assets of the Fund in a single transaction or group of related transactions.

SPECIAL VOTING REQUIREMENTS

  The Fund's Articles of Incorporation contain an election to be governed by Sections 3-601 through 3-603 of the Maryland General Corporation Law, which require, among other things, a "super-majority" vote with respect to "business combinations" (defined as any merger or similar fundamental transaction subject to a statutory vote and certain transactions involving a transfer of assets or securities to interested stockholders and their affiliates) between Maryland corporations and "interested stockholders" (defined as beneficial owners of more than 10% of the outstanding voting stock of such corporations). Unless certain value and other standards are met (in the case of merger-type transactions) or an exemption is available, business combinations with interested stockholders may not be consummated unless recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least 80% of the votes entitled to be cast by the shareholders and two-thirds of the votes entitled to be cast by the shareholders other than the interested stockholders.

  The foregoing provisions will make it difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes that they are in the shareholders' best interest and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating continuity of the Fund's management.

                           DISTRIBUTION ARRANGEMENTS

  Winton Associates, Inc. (the "Dealer Manager"), Bank One Towers, 8044 Montgomery Road, Cincinnati, Ohio 45236, is managing the Offer on behalf of the Fund on a best efforts basis. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager has agreed to provide financial and marketing advisory assistance and to engage and organize on behalf of the Fund the activities of the broker-dealers who will solicit the exercise of the Rights. Financial and marketing advisory assistance provided to the Fund by the Dealer Manager includes advising the Fund regarding the structure of the Offer and the materials utilized in connection therewith, coordinating the distribution arrangements for the Offer, and providing information and support services, as requested, to soliciting dealers. The Dealer Manager will not be engaged directly in the solicitation from shareholders of the exercise of any Rights. The Fund has agreed to pay the Dealer Manager a fee for its services in
connection with the Offer equal to   % of the Subscription Price multiplied by
the number of Shares sold in the Offer. In addition, the Dealer Manager Agreement contains covenants of indemnity and contribution among the Fund, the Adviser and the Dealer Manager against certain liabilities, including liabilities under the Securities Act.

  In connection with the Offer, a broker-dealer that has signed a Soliciting Dealer Agreement with the Fund will receive a soliciting fee (the "Soliciting
Dealer Fee") equal to   % of the Subscription Price multiplied by (i) the
aggregate number of Shares purchased pursuant to Subscription Certificates on which the soliciting broker-dealer is designated by name as having solicited the exercise of such Rights plus (ii) Shares purchased pursuant to the Offer through the soliciting broker-dealer by beneficial owners of the Fund's Common Stock on whose behalf the soliciting broker-dealer acts as nominee. The Soliciting Dealer Fee will be paid directly to the soliciting broker-dealer by the Fund. If more than one broker-dealer is identified as having solicited the exercise of identical Rights, the Soliciting Dealer Fee relating thereto will be shared equally by all such designated broker-dealers. All questions as to the form, validity and eligibility for Soliciting Dealer Fees will be determined by the Fund, in its sole discretion, which determination shall be final and binding.

  The Dealer Manager is a wholly-owned subsidiary of Pacholder Associates, Inc., one of the partners of the Adviser. See "Investment Advisory and Other Services--Investment Adviser." Asher O. Pacholder, William J. Morgan and James
P. Shanahan, Jr., officers and directors of the Fund, are officers and directors of the Dealer Manager.

                         CUSTODIAN AND TRANSFER AGENT

  Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the assets of the Fund and paying agent for the Preferred Stock. Fifth Third Bank Corporate Trust Services, 38 Fountain Square Plaza, MD-1090D2, Cincinnati, Ohio 45263, is the transfer agent, dividend disbursing agent and registrar for the Common Stock.

                            ADDITIONAL INFORMATION

  This Prospectus does not contain all of the information included in the registration statement filed with the SEC under the Securities Act and the 1940 Act with respect to the Shares offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C., and copies of all or any part thereof may be obtained upon the payment of certain fees prescribed by the SEC. In addition, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov. that contains the Prospectus, material incorporated by reference, including the Statement of Additional Information, and other information regarding registrants, including the Fund, that file electronically with the SEC.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Investment Restrictions....................................................   4
Management of the Fund.....................................................   6
Portfolio Transactions.....................................................  11
Dividend Reinvestment Plan.................................................  12
Taxation...................................................................  13
Principal Shareholders.....................................................  17
Legal Matters..............................................................  17
Experts....................................................................  17
Financial Statements.......................................................  17
Index to Financial Statements.............................................. F-1
Appendix A--Ratings of Investments......................................... A-1
Appendix B--Investment Performance of the Fund............................. B-1

                           USF&G PACHOLDER FUND, INC.
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated January __, 1997 (the "Prospectus"). This SAI does not include all information that a shareholder should consider before purchasing additional shares of the Fund, and shareholders should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling (800) 733-8481, extension 351, and from outside the United States by calling (212) 805-7000. This SAI incorporates by reference the entire Prospectus.

                             -----------------------

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES.........................................    2
INVESTMENT RESTRICTIONS...................................................    4
MANAGEMENT OF THE FUND....................................................    6
PORTFOLIO TRANSACTIONS....................................................   11
DIVIDEND REINVESTMENT PLAN................................................   12
TAXATION..................................................................   13
PRINCIPAL SHAREHOLDERS....................................................   17
LEGAL MATTERS.............................................................   17
EXPERTS...................................................................   17
FINANCIAL STATEMENTS......................................................   17
INDEX TO FINANCIAL STATEMENTS.............................................  F-1
APPENDIX A -- RATINGS OF INVESTMENTS......................................  A-1
APPENDIX B -- INVESTMENT PERFORMANCE OF THE FUND..........................  B-1

                            -----------------------

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

                             -----------------------

                This Statement of Additional Information is dated

                                ___________, 1996

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective may be changed by the Board of Directors without shareholder approval.

When-Issued and Delayed Delivery Securities
-------------------------------------------

         The Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased and sold with delivery and payment beyond the regular settlement date. The settlement of when-issued transactions can take place a month or more after the date of the transaction. The prices of the securities so purchased are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis will have the effect of leverage and may increase the volatility of the Fund's net asset value. In addition, since the Fund is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the securities as arranged would result in the Fund's loss of an investment opportunity.

When, As and If Issued Securities
---------------------------------

         The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Repurchase Agreements
---------------------

         When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which are considered to be loans under the 1940 Act, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities ("collateral"), which are held by the Fund's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the date when the repurchase is to occur. Repurchase agreements involve certain risks not associated with direct investments in debt securities and the Fund will follow procedures designed to minimize these risks. The procedures include effecting repurchase transactions only with larger, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the Adviser will attempt to ensure that the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate the collateral. Exercise of the Fund's right to liquidate the collateral, however, could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. In addition, to the extent the Fund's security interest in the collateral may not be properly perfected, the Fund could suffer a loss of up to the entire amount of the collateral.

Borrowing
---------

         The Fund is authorized under its investment policies to borrow money on a secured or unsecured basis in an amount up to 20% of the value of its net assets at the time of borrowing. However, notwithstanding the foregoing, the Fund's charter prohibits it from borrowing money at any time the Preferred Stock is outstanding. The Fund's investment policies allow the Fund to use borrowing as a temporary source of liquidity to permit the purchase of new investments consistent with the Fund's investment objective without the necessity of liquidating existing investments under circumstances where liquidation would not be prudent. Borrowing also may be used to provide flexibility in connection with dividend distributions or repurchases of the Fund shares. See "Taxation" and "Share Repurchases; Conversion to Open-End Company."


         Although borrowing creates an opportunity for greater total return, it increases exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on assets purchased with the borrowed funds. If the investment performance of the securities purchased with borrowed funds fails to equal at least their cost to the Fund (including any interest paid on the money borrowed), then the net income per share and the net asset value per share of the Fund will be less than would otherwise be the case. Since the Fund's ability to borrow is limited, under adverse market conditions the Fund might have to sell securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Private Placements
------------------

         The Fund may invest up to 25% of its total assets in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Fund may purchase restricted securities that, although privately placed, may be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act. The Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and such securities will not be subject to the 25% limitation. Should the Board of Directors make this determination, it will carefully monitor the Rule 144A security (focusing on such factors, among others, as trading activity and availability of information) to determine that it continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities offered and sold under Rule 144A will develop. Investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund's portfolio to the extent that qualified institutional buyers are for a time uninterested in purchasing Rule 144A securities held by the Fund.

Portfolio Management and Turnover Rate
--------------------------------------

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund. In addition, a security or obligation may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

         Subject to the foregoing, the Fund will attempt to achieve its investment objective by thorough research and analysis and prudent selection of portfolio securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate (the lesser of the value of securities purchased or sold, divided by the average value of securities owned during the year) will generally not exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. The Fund's portfolio turnover rates for the years ended December 31, 1995 and 1996 were 83% and _______%, respectively.

                             INVESTMENT RESTRICTIONS

         The investment restrictions listed below have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of the holders of the lesser of (i) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

                  The Fund may not:

                  (1) Issue senior securities, as defined in the 1940 Act, other than preferred stock or except to the extent such issuance might be involved with respect to borrowings described under "Borrowing" above;

                  (2) Make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put);

                  (3) Borrow money, except in amounts not exceeding 20% of the
                Fund's assets as described under "Borrowing" above;

                  (4) Underwrite any issue of securities, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under the federal securities laws;

                  (5) Purchase or sell real estate, including limited
                partnership interests therein (except securities which are secured by real estate and securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

                  (6) Make loans, except as described under "Investment
                Objective and Policies" or by entering into repurchase agreements;

                  (7) Purchase or sell municipal obligations, including debt obligations issued by states, cities, local authorities and possessions and territories of the United States except for certain industrial development bonds as described under "Investment Objective and Policies;"

                  (8) Purchase or retain the securities of any company if, to the knowledge of the Fund, those officers and directors of the Fund or members of the Executive Committee of the Adviser who each own beneficially more than 0.5% of the securities of that company, together own more than 5% of the securities of the company;

                  (9) Purchase or retain the securities of any company controlled by an affiliate of the Fund or the Adviser or purchase or sell any security from or to any account controlled by the Adviser or its affiliates; and

                  (10) Invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition); except that up to 25% of the Fund's total assets (at the time of investment) may be invested without regard to the limitations set forth in this paragraph 10.

                  A majority of the members of the Board of Directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) must approve any investment which, at the time of acquisition, would result in more than 5% of the outstanding voting equity securities of a company being held by the Fund.

                  All percentage limitations on investments will apply at the time of the making of an investment and are not considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

                  The Fund's portfolio investments are also subject to certain asset coverage and other financial tests and restrictions adopted in connection with the issuance of the Preferred Stock. These tests and restrictions will remain in effect so long as any shares of Preferred Stock are outstanding. In general, under the asset coverage tests, the Fund is required to maintain sufficient eligible assets such that, when discounted by applicable factors and reduced by certain accrued and projected liabilities of the Fund, the required asset coverage will be met. To the extent that any portfolio investment held by the Fund does not qualify as an eligible asset, its value will not be included for purposes of calculating the required asset coverage. The asset coverage tests do not impose any limitation on the amount of Fund assets which may be invested in non-eligible assets, and the amount of such holdings may vary from time to time based upon the nature of the Fund's other investments. The Fund is also required, under the asset coverage tests, to maintain cash or certain liquid assets in an amount at least equal to its current dividend and redemption obligations in respect of the Preferred Stock. Finally, the Fund is required to comply with certain investment restrictions, which are in addition to and more limiting than the investment restrictions set forth above, relating to (i) the diversification of its portfolio, (ii) the amount invested in any one issue of securities or in securities other than publicly traded domestic fixed-income securities, and (iii) the incurrence of debt. The asset coverage and other financial tests and restrictions adopted in connection with the issuance of the Preferred Stock are not expected to have a material adverse effect on holders of the Fund's Common Stock or on the Fund's ability to achieve its investment objective. See "Description of Capital Stock--Preferred Stock--Asset Coverage and Other Financial Tests" in the Prospectus.

                            MANAGEMENT OF THE FUND

         Management of the Fund, including general supervision of the activities performed by the Fund's investment adviser, is the responsibility of the Board of Directors of the Fund. The names and business addresses of the directors and officers of the Fund, and their principal occupations during the past five years, are set forth below. There are seven directors of the Fund, three of whom are not "interested persons" of the Fund (as defined in the 1940 Act) and four of whom are "interested persons." The directors who are "interested persons" of the Fund are indicated by an asterisk.

                                                                             Principal Occupation
  Name, Address and Age            Position(s) with the Firm                During Past Five Years
  ---------------------            -------------------------                ----------------------
Asher O. Pacholder*              Chairman of the Board                Chairman and Chief Executive Officer,
Bank One Towers                                                       Pacholder Associates, Inc.; Chairman and
8044 Montgomery Road                                                  Chief Financial Officer, ICO, Inc. (since
Cincinnati, OH  45236.                                                1995).
Age 59.

William J. Morgan*               Executive Vice President,            President and Secretary, Pacholder
Bank One Towers                   Treasurer and Director              Associates, Inc.
8044 Montgomery Road
Cincinnati, OH  45236.
Age 42.

James P. Shanahan, Jr.*          Secretary and Director               Executive Vice President and General
Bank One Towers                                                       Counsel, Pacholder Associates, Inc.
8044 Montgomery Road
Cincinnati, OH  45236.
Age 35.

Daniel A. Grant                  Director                             President, Utility Management Services
1440 Greenfield Crossing Court                                        (since 1991); Vice President and
Ballwin, MO  63021.                                                   Assistant Treasurer, Community Federal
Age 52.                                                               Savings and Loan Association for more
                                                                      than five years prior thereto.

John C. Sweeney*                 Director                             Senior Vice President and Chief Investment
100 Light Street                                                      Officer, USF&G Investment Management Group,
Baltimore, MD  21202.                                                 Inc. (since  1992); Principal and Practice
Age 58.                                                               Director, Towers Perrin Asset Consulting
                                                                      Services (1985 to 1992).

John F. Williamson               Director                             Executive Vice President and Chief Financial
4740 Roanoke Parkway                                                  Officer of Asset Allocation Concepts, Inc.
#601                                                                  (since 1995); Vice President and Senior
Kansas City, MO 64112.                                                Portfolio Manager, American Life & Casualty
Age 58.                                                               Insurance Co. (1993 to 1994); Financial
                                                                      Consultant (1991 to 1992); Senior Vice
                                                                      President and Treasurer, Community Federal
                                                                      Savings and Loan Association for more than
                                                                      five years prior thereto.

                                                                             Principal Occupation
  Name, Address and Age            Position(s) with the Firm                During Past Five Years
  ---------------------            -------------------------                ----------------------
George D. Woodard                Director                             Principal, George D. Woodard, C.P.A.
13440 N. 13th Street                                                  (since October 1995); Vice President,
Phoenix, AZ 85022.                                                    Rider Kenley & Associates (accounting and
Age 50.                                                               tax services) 1994 to 1995; Principal,
                                                                      George D. Woodard, C.P.A. for more than
                                                                      five years prior thereto.

Anthony L. Longi, Jr.            President and Assistant              Executive Vice President, Pacholder
Bank One Towers                   Treasurer                           Associates, Inc.
8044 Montgomery Road
Cincinnati, OH  45236.
Age 31

James E. Gibson                  Senior Vice President                Senior Vice President, Pacholder
Bank One Towers                                                       Associates, Inc.
8044 Montgomery Road
Cincinnati, OH  45236.
Age 32

Mark H. Prenger                  Assistant Treasurer                  Assistant Vice President, Pacholder
Bank One Towers                                                       Associates, Inc. (since June 1994);
8044 Montgomery Road                                                  full-time university student prior thereto.
Cincinnati, OH  45236.
Age 26


         Under the Fund's charter, holders of the outstanding shares of Preferred Stock, voting as a separate class, are entitled to elect two directors; holders of the outstanding shares of Common Stock, voting as a separate class, are entitled to elect two directors; and holders of the outstanding shares of Preferred Stock and Common Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. Messrs. Shanahan and Woodard have been elected by holders of the Preferred Stock and Messrs. Morgan and Pacholder by holders of the Common Stock. Holders of the Preferred Stock are entitled to elect a majority of the Fund's directors under certain circumstances. See Description of Capital Stock--Preferred Stock--Voting Rights."

         Directors and officers of the Fund who are employed by the Adviser or a corporate affiliate of the Adviser, or are retired from such employment, serve without compensation from the Fund. The Fund pays each director who is not an employee of the Adviser or any corporate affiliate of the Adviser an annual fee of $10,000 plus $1,000 for each meeting of the Board of Directors attended, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

         The following table provides compensation information for the fiscal year ended December 31, 1996 for all of the Fund's directors and the highest-paid executive officers who received compensation form the Fund in excess of $60,000.


                                                                 Pension or
                                                                 Retirement
                                                                  Benefits                     Total Compensation
                                                 Aggregate       Accrued as      Estimated     from Fund and Fund
                                            Compensation from   part of Fund  Annual Benefits   Complex Paid to
         Name of Person, Position                  Fund           Expenses    upon Retirement       Directors
         ------------------------                  ----           --------    ---------------       ---------
Asher O. Pacholder,
Chairman of the Board                                0                0              0                  0

James P. Shanahan, Jr.
Secretary and Director                               0                0              0                  0

William J. Morgan,
Executive Vice President,
Treasurer and Director                               0                0              0                  0

Daniel A. Grant,
Director                                         ________             0              0              ________

John C. Sweeney,
Director                                             0                0              0                  0

John F. Williamson,
Director                                         ________             0              0              ________

George D. Woodard,
Director                                         ________             0              0              ________



         For the fiscal year ended December 31, 1996, the directors of the Fund as a group received aggregate remuneration from the Fund of ________________.

         The Board of Directors has an Audit Committee which makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent accountants and reviews with the independent accountants the scope and results of the audit engagement and matters having a material effect upon the financial operations of the Funds. The members of the Audit Committee are Daniel A. Grant, John F. Williamson and George D. Woodard. The Board of Directors does not have a Nominating Committee.

         The Articles of Incorporation of the Fund provide that the Fund will indemnify its directors and officers to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the conduct was unlawful. The Articles of Incorporation further provide that directors and officers of the Fund will not be liable to the Fund or its shareholders for money damages, except where the conduct described in the foregoing clauses (i) or (ii) is proved. Nothing in the Articles of Incorporation of the Fund, however, indemnifies directors, officers, employees or agents against, or limits their liability (including any monetary liability to which they would otherwise be subject) for, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. No insurance obtained by the Fund may protect or purport to protect officers or directors of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

Investment Advisory Services
----------------------------

         The Adviser serves pursuant to an Investment Advisory Agreement dated November 16, 1988, as amended (the "Agreement"). Under the Agreement, the Adviser, subject to the supervision of the Fund's Board of Directors and in accordance with the Fund's investment objective, policies and restrictions, identifies securities suitable for investment by the Fund, makes investment decisions, and places purchase and sale orders. The Agreement provides that the Adviser will obtain and evaluate such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to make investment decisions on behalf of the Fund and will manage continuously the assets of the Fund in a manner consistent with its investment objective and policies.

         Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser maintains certain of the Fund's records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

         Expenses not expressly assumed by the Adviser under the Agreement are paid by the Fund. The expenses borne by the Fund include, but are not limited to, the following: investment advisory fees; fees and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; expenses of registration of the Fund and its shares under federal and state securities laws; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing prospectuses, proxy statements and reports to shareholders; directors' fees and expenses; expenses incident to any dividend reinvestment program; charges and expenses of any outside service used for pricing of the Fund's portfolio securities; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; insurance premiums; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

         The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder the Adviser is not liable to the Fund or its shareholders for any act or omission by the Adviser or for any losses sustained by the Fund or its shareholders. The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others, including entities that may have investment objectives similar or identical to those of the Fund.

Advisory Fee
------------

         In the event the Index is no longer published or available or becomes an inappropriate measure of the Fund's performance, the Board of Directors will meet to approve another appropriate index or will negotiate a fixed advisory fee with the Adviser, in which event the advisory fee payable for the immediately preceding 180-day period will be the lesser of the fee payable under the Agreement or the fee payable under the new advisory agreement.

         Unless sooner terminated in accordance with its terms, the Agreement will continue in effect until May 31, 1994, and may be continued from year to year thereafter, provided that such continuance is approved at least annually by vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Board of Directors of the Fund, and in either event by vote of a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

         The Agreement will automatically terminate if assigned and may be terminated without penalty at any time (i) by majority vote of the entire Board of Directors of the Fund or by majority vote of the Fund's outstanding shares on 30 days' written notice to the Adviser, or (ii) by the Adviser on 180 days' written notice to the Fund.

Administrative Services
-----------------------

         Kenwood Administrative Management, Limited Partnership (the "Administrator") serves as administrator of the Fund pursuant to an Administration Agreement dated June 5, 1996. James E. Gibson, William J. Morgan, James P. Shanahan, Jr. and Mark H. Prenger, officers and/or directors of the Fund, are also officers of the corporate general partner of the Administrator.

         For the fiscal year ended December 31, 1996, the Administrator received administrative fees totaling $_________, which represent ____% of the Fund's average weekly net assets during such periods. The Administration Agreement may be terminated at any time, without payment of any penalty, by the Fund or by the Administrator on 60 days' written notice

                            PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market or one or more national securities exchanges. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Securities transactions on national securities exchanges are effected by brokers who charge a commission for their services. The Adviser may at times purchase securities for the Fund in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriters' concession or discount. On occasion, the Fund may also purchase certain loan participations and other obligations directly from a company or creditor, in which case no commission or discount will generally be paid.

         The policy of the Fund regarding purchases and sales of securities for its portfolio is to obtain the most favorable prices and efficient execution of transactions. In seeking to implement this policy, the Adviser will place orders in such manner as, in its opinion, will offer the most favorable price and efficient execution of each transaction. In effecting portfolio transactions for the Fund, the Adviser may select broker-dealers that also furnish research services to the Adviser, even if the Fund pays a higher commission than the commission another broker-dealer would have charged for effecting the transaction. The adviser will place brokerage transactions with broker-dealers furnishing brokerage and research services only if it believes that the amount of commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Research services furnished to the Adviser may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. These services are supplemental to the Adviser's own research efforts. The Adviser cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. Research services furnished by broker-dealers may be useful to the Adviser in servicing its other clients.

         The Adviser may advise other investment accounts which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, the Adviser will attempt to allocate portfolio transactions equitably among the Fund and its other clients whenever simultaneous decisions are made to purchase or sell the same securities on behalf of the Fund and one or more other clients. In making allocations, the main factors considered will be the respective investment objectives of the Fund and the other clients, the relative sizes of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and the other clients, the size of investment commitments generally held by the Fund and the other clients, and the opinions of the persons responsible for recommending the investments to the Fund and the other clients. While from time to time this procedure could have a detrimental effect on the price or amount of securities available to the Fund, it is the opinion of the Fund's Board of Directors that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from simultaneous transactions.

         Under the 1940 Act, an investment adviser may effect portfolio transactions on a principal basis with accounts managed by its investment adviser or its affiliates, provided that such transactions are effected in compliance with regulations promulgated by the SEC. Notwithstanding the availability of these regulations, the Fund will not purchase or sell any security from or to any account managed by the Adviser or its affiliates.

         During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund incurred brokerage commissions of $3,103, $0 and $____________, respectively.

                          DIVIDEND REINVESTMENT PLAN

         Each registered holder of Common Stock may elect to have all dividends and capital gains distributions, or both, automatically reinvested by Fifth Third Bank Corporate Trust Services, as agent for shareholders (the "Plan Agent"), in additional full and fractional (computed to three decimal places) shares of Common Stock under the Fund's dividend reinvestment plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Fifth Third Bank Corporate Trust Services, as the Fund's dividend disbursing agent.

         The number of shares equivalent to the cash distribution will be determined as follows:

         (1) If shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price; or

         (2) If shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of shares of Common Stock in the open market, on the Exchange or elsewhere, for the participants' accounts. The Plan Agent will use all dividends and distributions received in cash to purchase shares of Common Stock in the open market within thirty days of the dividend payment date. Interest will not be paid on any uninvested cash payments. If the Plan Agent is unable to invest the full amount of the distribution in open-market purchases because the market discount has shifted to a market premium or otherwise, the Fund will issue new shares with respect to the uninvested portion of the distribution.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account; or if the participant desires, the Plan Agent will sell his shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include shares received pursuant to the Plan.

         In the case of shareholders such as banks, brokers or nominees which hold shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

         There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

         The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to Fifth Third Bank Corporate Trust Services, 38 Fountain Square Plaza MD-1090D2, Cincinnati, Ohio 45263; telephone toll-free at (800) 837-2755.

                                   TAXATION

         The Fund has qualified, and intends to qualify, each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to the Fund's business of investing in stocks or securities; (ii) derive less than 30% of its annual gross income from the sale or other disposition of stock or securities or certain other types of investment contracts held for less than three months; and (iii) diversify its holdings so that, at the end of each quarter, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. In meeting the requirements of Subchapter M of the Code, the Fund may be restricted in selling securities held for less than three months and in utilizing certain of the investment techniques described under "Investment Objective and Policies." Legislation has been proposed which would repeal the requirement that a regulated investment company must derive less than 30% of its gross income from the sale or other disposition of assets held for less than three months; however, it is currently uncertain whether this legislation will become law.

         As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its taxable income for any taxable year that it distributes to its shareholders, provided that its ordinary dividend distributions are not less than 90% of its investment company taxable income for the taxable year (determined before giving effect to any such distributions). Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses ("net capital gain"). If it meets the 90% distribution requirement, the Fund will nonetheless be subject to tax on any investment company taxable income that remains in the Fund after giving effect to the ordinary dividend distributions. If the Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, whether or not the Fund makes any distributions to its shareholders.

         The Fund intends to acquire a significant number of securities at a market discount. In the case of securities issued after July 18, 1984, although market discount is not includable in income currently, it is treated as accruing ratably (or, if the taxpayer elects, on an economic accrual basis) over the remaining term of the bond. Any gain realized on the sale of the bond or upon its maturity would be treated as ordinary income to the extent of accrued market discount.

         The Fund may acquire certain securities issued with original issue discount (including zero-coupon securities). Current federal tax law requires that a holder (such as the Fund) of such a security must include in taxable income a portion of the original issue discount that accrues during the tax year on such security even if no payment in cash is received on the security during the year. Accordingly, in order to pay out at least 90% of its investment company taxable income each year, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. If necessary, the Fund may borrow or liquidate portfolio securities to make such distributions. If a distribution of cash necessitates the liquidation of portfolio investments, the Adviser will select which securities to sell and the Fund may realize a gain or loss. In the event the Fund realizes capital gains from these transactions, shareholders may receive a larger distribution of net capital gain, if any, than they would in the absence of such transactions.

         If at any time when shares of Preferred Stock are outstanding the Fund does not meet the asset coverage requirement of the 1940 Act, the Fund will be required to suspend distributions on the Common Stock until the asset coverage is restored. See "Description of Capital Stock -- Preferred Stock --Dividends" in the Prospectus. This may prevent the Fund from satisfying the 90% distribution requirement, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirement of the 1940 Act, the Fund may, in its sole discretion, redeem shares of Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve such objectives.

         As a regulated investment company, the Fund also will not be subject to federal income tax on any net capital gain (as reduced by any capital loss carryovers from the prior eight years) that it distributes to its shareholders in the form of a capital gain dividend. If the Fund retains for reinvestment or otherwise any amount of net capital gain, it will be subject to a tax of up to 35% of the amount retained and it will have the power to require shareholders to include some portion or all of such undistributed gain in income as net capital gain. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gain in excess capital loss carryovers from prior years. The Fund expects to designate any amounts retained as undistributed capital gains in a notice to its shareholders who, if subject to federal income taxation on net capital gain, (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit against their federal income tax liabilities their proportionate shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

         The Internal Revenue Service (the "IRS") currently requires a regulated investment company that has two or more classes of stock to allocate its income for the year to each class of stock based upon the percentage of total dividends distributed to each class for the taxable year. So long as the IRS maintains this position, the Fund intends to allocate net income, net capital gain and other taxable income, if any, between the Common Stock and the Preferred Stock in proportion to the total dividends paid to each class with respect to the taxable year.

         Under the Code, the Fund may be subject to a 4% excise tax on a portion of its undistributed income. To avoid the tax, the Fund must distribute annually at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the twelve-month period ending, as a general rule, on October 31 of the calendar year. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be treated as having been distributed at year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, in the previous year. For a distribution to qualify under the foregoing test, it generally must be declared and paid during the year. Any dividend declared by the Fund in October, November or December of any year payable to shareholders of record on a date in such a month will be deemed to have been received by each shareholder on December 31 of that year and to have been paid by the Fund not later than December 31 of that year, provided that the dividend is actually paid by the Fund no later than January 31 of the following year.

         Dividend distributions of investment company taxable income are taxable to a shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or in shares. Since the Fund will generally not invest in the stock of corporations, it is not likely that the corporate shareholders of the Fund will be entitled to treat any amount of dividends received from the Fund as eligible for the 70% deduction of dividends received by corporations. The Fund may from time to time acquire tax-exempt industrial development bonds, including pollution control revenue bonds; however, since the Fund does not expect that 50% or more of its assets will be invested in such bonds, the Fund will not be qualified to pay exempt-interest dividends to shareholders. Accordingly, any dividends attributable to such bonds will be taxable to shareholders. Distributions of net capital gain by the Fund will be taxable to its shareholders as long-term capital gains, whether paid in cash or in shares and regardless of how long the shareholder has held the Fund's shares. Such distributions of net long-term capital gains are not eligible for the dividends-received deduction. A distribution may be taxable even though it reduces the net asset value of Fund shares below a shareholder's cost and, in effect, represents a return of invested capital. Investors should carefully consider the tax implications of buying shares of Common Stock just prior to a dividend, since the price of the shares purchased may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received. Shareholders will be notified annually as to the federal income tax status of their dividends and distributions.

         Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares so received, and will have a cost basis in the shares of the same amount.

         For backup withholding purposes, the Fund may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, and redemptions) to certain non-corporate shareholders. A shareholder, however, may avoid becoming subject to this requirement by filing an appropriate form certifying under penalty of perjury that such shareholder's taxpayer identification number set forth on the form is correct and that he is not subject to backup withholding, or is exempt from backup withholding.

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than twelve months and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement though the reinvesting of dividends and capital gains distributions in the Fund) within a period of sixty-one days beginning thirty days before and ending thirty days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

         An amount received by a shareholder from the Fund in exchange for shares of the Fund (pursuant to a repurchase of shares or a tender offer or otherwise) generally will be treated as a payment in exchange for the shares tendered, which may result in taxable gain or loss as described above. However, if the amount received by a shareholder exceeds the fair market value of the shares tendered, or if a shareholder does not tender all of the shares of the Fund owned or deemed to be owned by the shareholder, all or a portion of the amount received may be treated as a dividend taxable as ordinary income or as a return of capital. In addition, if a tender offer is made, any shareholders who do not tender their shares could be deemed, under certain circumstances, to have received a taxable distribution of shares of the Fund as a result of their increased proportionate interest in the Fund.

                  Marginal tax rates on ordinary income for taxpayers filing joint returns are currently 36% of taxable income in excess of $147,700 ($121,300 for taxpayers filing individual returns) and 39.6% of taxable income in excess of $263,750 for taxpayers filing either individual or joint returns. Different taxable income thresholds apply in the cases of married persons filing separately, heads of household and trusts. The maximum rate at which net capital gains of noncorporate taxpayers is taxed is currently 28%. Noncorporate taxpayers who are subject to the alternative minimum tax compute that tax at a maximum rate of 28%. The maximum marginal corporate income tax rate is currently 35% of taxable income (including net capital gains) in excess of $10,000,000. Corporations that are subject to the alternative minimum tax compute that tax at a maximum rate of 20%.

                  The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. This summary does not take into account the effect of state and local taxes on shareholders of the Fund. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal, state and local tax matters.

                            PRINCIPAL SHAREHOLDERS

         To the knowledge of the Fund, there are no persons who "control" the Fund within the meaning of Section 2(a)(9) of the 1940 Act. As of December 31, 1996, Cede & Co., nominee for The Depository Trust Company, 55 Water Street, New York, New York 10046, held of record (and not beneficially) _____% of the Fund's outstanding Common Stock. According to information available to the Fund, on December 31, 1996, USF&G Corporation, 100 Light Street, Baltimore, Maryland 21202, and its affiliates (including their employee benefit plans) were the beneficial owners of ____% of the Fund's outstanding Common Stock. As of December 31, 1996, Principal Mutual Life Insurance Company, 711 High Street, Des Moines, Iowa, owned of record all of the Fund's outstanding 6.95% Cumulative Preferred Stock.

         As of December 31, 1996, the directors and officers of the Fund as a group owned less than one percent of the shares of the Fund.

                                 LEGAL MATTERS

                Certain legal matters in connection with the shares offered hereby will be passed upon for the Fund by Piper & Marbury L.L.P., Washington, D.C., and for the Dealer Manager by James P. Shanahan, Jr., Executive Vice President and General Counsel of the Dealer Manager.

                                    EXPERTS

                The Statement of Net Assets of the Fund at December 31, 1995, and the related Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, and the Financial Highlights for each of the seven years in the period then ended and the period November 11, 1988 (commencement of operations) to December 31, 1988, incorporated by reference herein, have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

                             FINANCIAL STATEMENTS

                The Fund's financial statements and financial highlights for the fiscal year ended December 31, 1995 and the six months ended June 30, 1996 follow and are incorporated herein by reference. The Fund's financial statements for the fiscal year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their report with respect thereto, and are incorporated in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.


                         INDEX TO FINANCIAL STATEMENTS

                                                                                                               Page
Unaudited Financial Statements For the Six Months Ended June 30, 1996
         Statement of Net Assets at June 30, 1996 (Unaudited).............................................     F-2
         Statement of Operations For the Six Months Ended June 30, 1996 (Unaudited).......................     F-10
         Statement of Changes in Net Assets For the Six Months Ended June 30, 1996 (Unaudited)
               and For the Year Ended December 31, 1995...................................................     F-11
         Financial Highlights (Unaudited as to June 30, 1996).............................................     F-12
         Notes to Unaudited Financial Statements..........................................................     F-13

Financial Statements For the Year Ended December 31, 1995
         Statement of Net Assets at December 31, 1995.....................................................     F-16
         Statement of Operations For the Year Ended December 31, 1995.....................................     F-23
         Statement of Changes in Net Assets For the Years Ended December 31, 1995 and 1994................     F-24
         Financial Highlights.............................................................................     F-25
         Notes to Unaudited Financial Statements..........................................................     F-26
         Independent Auditors' Report.....................................................................     F-29

         The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. All such adjustments are of a normal recurring nature.

USF&G PACHOLDER FUND, INC.

Statement of Net Assets
June 30, 1996
(Unaudited)

                                                       Percent
                                       Par              of Net
Description                           (000)   Value    Assets
CORPORATE DEBT SECURITIES- 96.8%
AEROSPACE & DEFENSE--2.0%
BE Aerospace, Sr Sub Nt,
   9.875%, 2/1/06                      $ 500 $ 491,875    0.4%
Greenwich Air, Sr Nt,
   10.5%, 6/1/06                         750   744,375    0.7
Howmet Inc., Sr Sub Nt,
   10%, 12/1/03/2/                       500   526,250    0.5
Sabreliner Corp., Sr Nt,
   12.5%, 4/15/03/2/                     500   417,500    0.4
                                             ---------   ----
                                             2,180,000    2.0

AUTO PARTS & EQUIPMENT--2.6%
APS Inc., Sr Sub Nt,
   11.875%, 1/15/06/2/                   500   520,000    0.4
Collins & Aikman, Sr Sub,
   11.5%, 4/15/06                      1,100 1,116,500    1.0
JPS Automotive Products Corp., Sr Nt,
   11.125%, 6/15/01                    1,350 1,380,375    1.2
                                             ---------   ----
                                             3,016,875    2.6

BEVERAGE & TOBACCO--.8%
Cott Corp., Sr Nt,
   9.375%, 7/1/05                      1,000   957,500    0.8
                                             ---------   ----

BROADCAST RADIO & TV--3.6%
Argyle Television, Sr Sub Nt,
   9.75%, 11/1/05                        750   703,125    0.6
Granite Broadcasting Corp., Sr Sub Nt,
   10.375%, 5/15/05                    1,100 1,064,250    0.9
Sinclair Broadcast Group, Sr Sub Nt,
   10%, 9/30/05                        1,500 1,455,000    1.3
Young Broadcasting, Sr Sub Nt,
   9%, 1/15/06                         1,000   890,000    0.8
                                             ---------   ----
                                             4,112,375    3.6

BUILDING--2.6%
Harrow Industries Inc., Sr Sub Deb,
   12.375%, 4/15/02                    2,000 1,960,000    1.7
Triangle Pacific Corp., Sr Nt,
   10.5%, 8/1/03                       1,000 1,025,000    0.9
                                             ---------   ----
                                             2,985,000    2.6

USF&G PACHOLDER FUND, INC.
Statement of Net Assets (continued)
June 30, 1996
(Unaudited)

                                                                    Percent
                                              Par                   of Net
Description                                  (000)        Value     Assets
BUSINESS SERVICES &
EQUIPMENT -- 7.3%
Data Documents, Sr Sec Nt,
   13.5%, 7/15/02                           $ 1,500  $ 1,635,000      1.4%
Day International Group Inc., Sr Sub Nt,
   11.125%, 6/1/05                            1,000    1,020,000      0.9
Knoll Inc., Sr Sub Nt,
   10.875%, 3/15/0622                         1,000    1,007,500      0.9
National Fiberstock, Sr Nt,
   11.625%, 6/15/0222                           500      498,750      0.4
San Jacinto Holdings, Sr Sub Nt,
   12%, 12/31/02                              2,823    2,173,402      1.9
United Stationer Supplies, Sr Nt,
   12.75%, 5/1/05                             1,250    1,340,625      1.2
Vis Capital Corp., Sr Sub Deb,
   12.375%, 7/1/98                              633      633,000      0.6
                                                      ----------      ---
                                                       8,308,277      7.3

CABLE TELEVISION -- 6.2%
CAI Wireless Systems Inc., Sr Nt,
   12.25%, 9/15/02                            1,000    1,045,000      0.9
Cablevision Systems Corp., Sr Sub Nt,
   9.25%, 11/1/05                               500      465,000      0.4
Cablevision Systems Corp., Sr Sub Nt,
   10.5%, 5/15/16                             1,000      970,000      0.9
Comcast Corporation, Sr Sub Nt,
   9.125%, 10/15/06                           1,500    1,417,500      1.2
Fundy Cable Ltd., Sr Nt,
   11%, 11/15/05                              1,000    1,012,500      0.9
Jones Intercable, Sr Sub Nt,
   11.5%, 7/15/04                             1,000    1,095,000      1.0
Rifkin Acq. Partners LP, Sr Sub Nt,
   11.125%, 1/15/06                           1,000      985,000      0.9
                                                      ----------      ---
                                                       6,990,000      6.2

CHEMICALS/PLASTIC -- 7.0%
Applied Extrustion Technologies Inc.,
   Sr Unsecd Nt, 11.5%, 4/1/02                1,500    1,515,000      1.3
Berry Plastics Corp., Sr Sub Nt,
   12.25%, 4/15/04                            1,400    1,505,000      1.3
Calmar Inc., Deb,
   11.5%, 8/1/05                              1,500    1,462,500      1.3
Envirodyne Industries, Sr Nt,
   12%, 6/15/00                               1,000    1,032,500      0.9
Plastic Specialties & Technologies
   Inc., Sr Nt, 11.25%, 12/1/03               1,250    1,237,500      1.1
Portola Packaging Inc., Sr Nt,
   10.75%, 10/1/05                            1,250    1,256,250      1.1
                                                       ---------      ---
                                                       8,008,750      7.0

USF&G PACHOLDER FUND, INC.

June 30, 1996
(Unaudited)




                                                      Percent
                                      Par              of Net
Description                          (000)   Value    Assets


CLOTHING & TEXTILE -- 3.7%
Ithaca Industries, Sr Sub Nt,
   11.125, 12/15/02 /1,3/             $ 300 $ 137,250    0.1%
PT Polysindo, Co Guarantee,
   11.375%, 6/15/06                   1,000 1,020,000    0.9
Synthetic Industries Inc., Deb,
   12.75%, 12/1/02                    1,500 1,586,250    1.4
Tultex Corp, Sr Nt,
   10.625%, 3/15/05                   1,000 1,020,000    0.9
US Leather Inc., Sr Nt,
   10.25%, 7/31/03                      500   420,000    0.4
                                            ---------  ------
                                            4,183,500    3.7
CONGLOMERATE -- 1.7%
Interlake Corp., Sr Sub Deb,
   12.125%, 3/1/02                    1,500 1,494,375    1.3
Siebe Inc., Sr Sec Nt,
   11.22%, 1/29/01 /4/                  435   434,682    0.4
                                            ---------  ------
                                            1,929,057    1.7
COSMETICS/TOILETRIES -- 2.6%
Chattem Inc., Sr Sub Nt,
   12.75%, 6/15/04                    1,200 1,218,000    1.0
JB Williams Holdings Inc., Sr Nt,
   12%, 3/1/04                        1,000   982,500    0.9
Remington Products, Sr Sub Nt,
   11%, 5/15/06                         750   742,500    0.7
                                            ---------  ------
                                            2,943,000    2.6
DRUGS -- .7%
Twin Labs, Sr Sub,
   10.26%, 5/15/06                      760   759,375    0.7
                                            ---------  ------
ECOLOGICAL SERVICES &
EQUIPMENT -- 2.0%
ICF Kaiser International Inc.,
   Sr Sub Nt w/warrant,
   13%, 12/31/03                      1,500 1,432,500    1.3
Norcal Waste, Sr Nt
   12.5%, 11/15/05 /2/                  750   791,250    0.7
                                            ---------  ------
                                            2,223,750    2.0
ELECTRONICS/ELECTRIC -- .9%
Communications & Power Industries,
   Sr Sub Nt, 12%, 8/1/05             1,000 1,057,500    0.9
                                            ---------  ------

USF&G PACHOLDER FUND, INC.

June 30, 1996
(Unaudited)


                                                          Percent
                                      Par                 of Net
Description                          (000)     Value      Assets


EQUIPMENT LEASING -- 1.1%
Coinmach Corp., Sr Nt,
   11.75%, 11/15/05                  $ 1,250 $ 1,300,000    1.1%
                                              ----------   -----

FARMING & AGRICULTURE -- 1.7%
Darling International Inc., Sr Sub Nt,
   11%, 7/15/00                         2,000  1,945,000    1.7
                                             -----------   -----
FOOD/DRUG RETAILERS -- 4.4%
Bruno's Inc., Sr Sub Nt,
   10.5%, 8/1/05                        1,500  1,481,250    1.3
Jitney Jungle Stores, Sr Nt,
   12%, 3/1/06                            900    918,000    0.8
P&C Food Markets Inc., Deb,
   11.5%, 10/15/01                      1,000    952,500    0.8
Ralph's Grocery Co., Sr Nt,
   10.45%, 6/15/04                        750    718,125    0.6
Smith's Food/Drug, Sr Sub,
   11.25%, 5/15/07                      1,000  1,012,500    0.9
                                             -----------   -----
                                               5,082,375    4.4
FOOD SERVICE -- 4.2%
Beatrice Foods Inc., Sr Sub Nt,
   12%, 12/1/01 /1,3/                   2,500    750,000    0.7
Carrols Corp., Sr Nt,
   11.5%, 8/15/03                       1,500  1,522,500    1.3
Fleming Companies Inc., Sr Nt,
   10.625%, 12/15/01                    1,500  1,372,500    1.2
Host Marriott Travel Plaza, Sr Nt,
   9.5%, 5/15/05                        1,250  1,193,750    1.0
                                             -----------   -----
                                               4,838,750    4.2
FOREST PRODUCTS -- 4.2%
APP International Finance, Gtd Sec Nt,
   11.75%, 10/1/05                      1,250  1,278,125    1.1
Florida Coast Paper, 1st Mtg,
   12.75%, 6/1/03 /2/                   1,000  1,042,500    0.9
Repap Wisconsin Inc., Sr Nt,
   9.25%, 2/1/02                        1,000    942,500    0.8
Stone Container Corp., 1st Mtg Bond,
   10.75%, 10/1/02                      1,500  1,503,750    1.4
                                               ---------    ---
                                               6,737,500    4.2

USF&G PACHOLDER FUND, INC.
Statement of Net Assets (continued)
June 30, 1996
(Unaudited)


                                                        Percent
                                        Par             of Net
Description                            (000)   Value    Assets


HEALTH CARE -- 3.5%
Dade International Inc., Sr Sub,
   11.125%, 5/1/06/2/                  $  750 $ 776,250    0.7%
Grancare Inc., Sr Sub Nt,
   9.375%, 9/15/05                      1,250 1,200,000    1.0
Ornda Healthcorp, Sr Sub Nt,
   11.375%, 8/15/04                     1,000 1,100,000    1.0
Regency Health Services, Sr Sub,
   9.875%, 10/15/02                     1,000   957,500    0.8
                                              ---------   -----
                                              4,033,750    3.5
HOTEL & CASINOS -- 6.9%
Alliance Gaming, Sr Secd Nt,
   12.875%, 6/30/03                       900   897,750    0.8
Argosy Gaming, 1st Mtg,
   13.25%, 6/1/04/2/                      500   507,500    0.4
Courtyard by Marriott, Sr Nt,
   10.75%, 2/1/08                       1,000   975,000    0.9
GNF Corp (Bally Grand), 1st Mtg,
   10.625%, 4/1/03                      1,500 1,638,750    1.5
HMH Properties Inc., Sr Nt,
   9.5%, 5/15/05                        1,000   950,000    0.8
Harvey's Casino, Sr Sub Nt,
   10.625%, 6/1/06                        500   500,000    0.4
Majestic Star Casino, Sr Nt,
   12.75%, 5/15/03                        500   540,000    0.5
Showboat Marina, 1st Mtg,
   13.5%, 3/15/03/2/                      500   537,500    0.5
Trump Atlantic City, 1st Mtg,
   11.25%, 5/1/06                       1,250 1,256,250    1.1
                                              ---------   -----
                                              7,802,750    6.9
INDUSTRIAL EQUIPMENT -- 2.0%
Clark-Schwebel, Sr Nt,
   10.5%, 4/15/06/2/                      500   510,000    0.4
Specialty Equipment Inc., Sr Sub Deb,
   11.375%, 12/1/03                     1,750 1,820,000    1.6
                                              ---------   -----
                                              2,330,000    2.0
INSURANCE -- .8%
Riverside Group Inc., Sub Nt,
   13%, 9/30/99/4/                      1,000   900,000    0.8
                                              ---------   -----

USF&G PACHOLDER FUND, INC.
Statement of Net Assets (continued)
June 30, 1996
(Unaudited)


                                                            Percent
                                            Par             of Net
Description                                (000)    Value   Assets


LEISURE -- 5.4%
Alliance Entertainment, Sr Sub Nt,
   11.25%, 7/15/05                         $ 1,000 $ 940,000   0.8%
Doane Products Co., Sr Nt,
   10.625%, 3/1/06                           1,000 1,000,000   0.9
Guitar Center, Sr Nt,
   11%, 7/1/06/2/                              500   507,500   0.4
Hines Horticulture, Sr Sub Nt,
   11.75%, 10/15/05                            750   776,250   0.7
Selmer Company, Sr Sub Nt,
   11%, 5/15/05                              1,500 1,597,500   1.4
United Artists, Sr Nt,
   11.5%, 5/1/02                             1,250 1,312,500   1.2
                                                   ---------  -----
                                                   6,133,750   5.4
NON-FERROUS METALS -- 3.5%
Easco Corp., Sr Nt,
   10%, 3/15/01                              1,000 1,005,000   0.9
Haynes International Inc.,
   Sr Sec Nt, Ser B,
   11.25%, 6/15/98                             850   879,750   0.8
Magma Copper Co., Sr Sub Nt,
   12%, 12/15/01                             1,000 1,083,360   0.9
Renco Metals Inc., Sr Nt,
   11.5%, 7/1/03                             1,000 1,000,000   0.9
                                                   ---------  -----
                                                   3,968,110   3.5
OIL & GAS -- 4.0%
Giant Industries Inc., Sr Sub Nt,
   9.75%, 11/15/03                           1,000   977,500   0.9
KCS Energy Inc., Sr Nt,
   11%, 1/15/03                                500   527,500   0.5
Petro PSC Properties, Sr Nt,
   12.5%, 6/1/02                             1,500 1,447,500   1.3
Transamerica Refining, 1st Mtg,
   16.5%, 2/15/02                              650   588,250   0.5
United Refining Corp., Sr Nt w/warrant,
   11.5%, 12/31/03                           1,000   880,000   0.8
                                                   ---------  -----
                                                   4,420,750   4.0
PUBLISHING -- .4%
Adams Outdoor Advertising, Sr Nt,
   10.75%, 3/15/06/2/                          500   513,125   0.4

                                                   ---------  -----

USF&G PACHOLDER FUND, INC.
Statement of Net Assets (continued)
June 30, 1996
(Unaudited)


                                                            Percent
                                          Par               of Net
Description                              (000)     Value    Assets


RETAILERS -- 1.2%
Herff Jones Inc., Sr Sub Nt,
   11%, 8/15/05                          $ 1,000 $ 1,040,000    0.9%
Musicland Stores, Sr Sub Nt,
   9%, 6/15/03                               500     340,000    0.3
                                                 -----------   -----
                                                   1,380,000    1.2
STEEL -- 2.5%
Algoma Steel, 1st Mtg,
   12.375%, 7/15/05                        1,000     975,000    0.9
Gulf States Steel, 1st Mtg,
   13.5%, 4/15/03                          1,000     890,000    0.8
NS Group Inc., Sr Nt,
   13.5%, 7/15/03                          1,000     968,750    0.8
                                                 -----------   -----
                                                   2,833,750    2.5
TRANSPORTATION -- 3.4%
Moran Transport Co., 1st Mtg Nt,
   11.75%, 7/15/04                         1,500   1,492,500    1.3
Trism Inc., Sr Sub Nt,
   10.75%, 12/15/00                        1,250   1,171,875    1.0
Teekay Shipping, Sr Sec Nt,
   9.625%, 7/15/03                         1,250   1,250,000    1.1
                                                   3,914,375    3.4
TELECOMMUNICATIONS/CELLULAR
COMMUNICATION -- 3.9%
Brooks Fiber Properties, Sr Dis Nt,
   0%, 3/1/06/2/                             500     266,250    0.2
Metrocall Inc., Sr Sub Nt,
   10.375%, 10/1/07                        1,000     935,000    0.8
Mobilemedia Corp., Sr Sub Nt,
   9.375%, 11/1/07                         1,000     895,000    0.8
Nextlink Communications, Sr Nt,
   12.5%, 4/15/06/2/                       1,000     995,000    0.9
Pronet Inc., Sr Sub Nt,
   10.875%, 9/15/06                          500     478,750    0.4
Teleport Communications, Sr Nt,
   9.875%, 7/1/06                            500     500,000    0.4
Vanguard Cellular, Deb,
   9.375%, 4/15/06                           500     485,000    0.4
                                                 -----------   -----
                                                   4,555,000    3.9
                                                 -----------   -----
Total Corporate Debt Securities
  (cost $110,819,208)                            110,373,319   96.8
                                                 -----------   -----

USF&G PACHOLDER FUND, INC.

Statement of Net Assets (concluded)
June 30, 1996
(Unaudited)


                                              Shares/                 Percent
                                                Par                   of Net
Description                                    (000)        Value     Assets
EQUITY INVESTMENTS -- .2%
Data Documents, Warrants,
  7/15/02/1/                                    2,000      $224,000      0.2%
Sabreliner Corp., Warrants, 4/15/03/1/            500         2,500      0.0
San Jacinto Holdings, Common Stock/1/           2,246         8,984      0.0
Terex Corp., Stock Appreciation Rights,
  7/31/96/1/                                    4,905            --      --
US Trails Inc., Warrants, 6/30/99/1/           33,081            --      --
                                                        ------------  -------
Total Equity Investments
  (cost $2,500)                                             235,484      0.2
                                                        ------------  -------
COMMERCIAL PAPER -- 3.6%
American General Finance,
  5.33%, 7/9/96                             $     700       699,171      0.6
Ford Motor Credit, 5.37%, 7/9/96                1,000       998,807      0.9
General Electric Capital Corp.,
  5.37%, 7/2/96                                 1,000       999,851      0.9
General Electric Capital Corp.,
  5.33%, 7/9/96                                   700       699,171      0.6
Householde Finance Corp.,
  5.34%, 7/9/96                                   700       699,169      0.6
                                                        ------------  -------
Total Commercial Paper
  (at amortized cost)                                     4,096,169      3.6
                                                        ------------  -------
TOTAL INVESTMENTS
  (cost $114,917,877)                                  $114,704,972    100.6

Liabilities in Excess of Other Assets                      (658,066)    (0.6)
                                                       -------------  -------
Net Assets                                             $114,046,906    100.0%

Less: 1,650,000 shares of Preferred Stock
  Outstanding                                           (33,000,000)
                                                        ------------
Net Assets Applicable to 4,980,145 Shares of
  Common Stock Outstanding                              $81,046,906
                                                        ============


Net Asset Value Per Common Share
  ($81,046,906 divided by 4,980,145)                         $16.27
                                                        ============

/1/Non-income producing security.

/2/Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $10,176,250 or 8.9% of net assets.

/3/Security is in default.

/4/Board valued security. These securities amounted to $1,334,682 or 1.2% of net assets.

See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Statement of Operations
For the Six Months Ended June 30, 1996
(Unaudited)


INVESTMENT INCOME:
  Interest....................................................   $6,410,256
EXPENSES:
  Investment advisory fee (Note 5)............................      617,814
  Administrative fee (Note 5).................................       87,327
  Custodian, transfer agent and accounting fees...............       39,919
  Directors' fees.............................................       28,158
  Printing and postage........................................       35,280
  Audit fee...................................................       19,970
  Legal fees..................................................       38,735
  Miscellaneous...............................................        6,626
                                                                 ----------
    Total expenses............................................      873,829
                                                                 ----------
    Net investment income.....................................    5,536,427
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments............................      114,246
  Net unrealized appreciation of investments..................      984,304
                                                                 ----------
    Net realized and unrealized gain on investments...........    1,098,550
                                                                 ----------
Net increase in net assets resulting from operations..........    6,634,977
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS.......................   (1,140,379)
                                                                 ----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
  STOCKHOLDERS RESULTING FROM OPERATIONS AND
  DISTRIBUTIONS TO PREFERRED STOCKHOLDERS.....................   $5,494,598
                                                                 ==========

See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Statements of Changes In Net Assets For the Six Months Ended June 30, 1996 (Unaudited) and the Year Ended December 31, 1995


                                              For the Six    For the Year
                                              Months Ended      Ended
                                              June 30, 1996    December
                                               (Unaudited)     31, 1995

INCREASE IN NET ASSETS:
Operations:
  Net investment income....................   $  5,536,427   $ 10,237,987
  Net realized gain/(loss) on
    investments............................        114,246     (2,728,589)
  Net unrealized appreciation of
    investments............................        984,304      1,562,889
                                              ------------   ------------
  Net increase in net assets resulting
    from operations........................      6,634,977      9,072,287
                                              ------------   ------------
DISTRIBUTIONS TO STOCKHOLDERS
  FROM:
  Preferred dividends ($0.69 and $2.20
    per share, respectively)...............     (1,140,379)    (1,374,239)
  Common dividends:
    Net investment income and short-
      term gains of $0.85 and $1.90
      per share, respectively..............     (4,230,704)    (8,733,897)
                                              ------------   ------------
Total decrease in net assets from
  distributions to stockholders............     (5,371,083)   (10,108,136)
                                              ------------   ------------
FUND SHARE TRANSACTION
  (NOTES 2 AND 3):
  Net proceeds from issuance of preferred
    stock..................................             --     32,752,380

  Redemption of preferred stock............             --     (8,922,804)
  Value of 11,507 and 15,088 shares
    issued in reinvestment of dividends,
    respectively...........................        186,785        254,686
  Net proceeds from common stock issued
    (1,457,942 shares) in rights offering
    (after deducting $793,832 of offering               --     22,022,960
    expenses)..............................   ------------   ------------
Total increase in net assets derived from
  fund share transactions..................        186,785     46,107,222
                                              ------------   ------------
Total net increase in net assets...........      1,450,679     45,071,373
NET ASSETS:
  Beginning of year........................    112,596,227     67,524,854
                                              ------------   ------------
  End of year..............................   $114,046,906   $112,596,227
                                              ============   ============


See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)


                                                                    For the Six
                                                                    Months Ended
                                                                   June 30, 1996
                                                                    (Unaudited)              Year Ended December 31,
                                                                                  -----------------------------------------------
                                                                                  1995       1994      1993       1992     1991
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................       $16.02     $16.86    $19.23    $18.52     $17.37   $14.49
                                                                    ----------   --------  --------- --------   -------   ------
Net investment income...........................................         1.11       2.19      2.12      2.48       2.37     2.18
Net realized and unrealized gain/(loss) on investments..........         0.18      (0.06)    (1.64)     1.42       1.32     2.84
                                                                    ----------   --------  --------- --------   -------   ------
Net increase in net asset value resulting from operations.......         1.29       2.13      0.48      3.90       3.69     5.02
                                                                    ----------   --------  --------- --------   -------   ------
Distributions to Stockholders from:
Preferred dividends.............................................        (0.23)     (0.29)    (0.24)    (0.38)     (0.33)     --

Common:
   Net investment income and short-term gains...................        (0.85)     (1.90)    (1.92)    (2.09)     (2.08)   (2.14)
   Net realized long-term gains.................................           --         --        --     (0.21)       --       --
                                                                    ----------   --------  --------- --------   -------   ------
Total distributions to preferred and common stockholders........        (1.08)     (2.19)    (2.16)    (2.68)     (2.41)   (2.14)
                                                                    ----------   --------  --------- --------   -------   ------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares...................................................         0.04      (0.67)    (0.69)    (0.51)       --       --
Preferred Shares................................................           --      (0.11)       --        --      (0.13)     --
                                                                    ----------   --------  --------- --------   -------   ------
                                                                         0.04      (0.78)    (0.69)    (0.51)     (0.13)     --
                                                                    ----------   --------  --------- --------   -------   ------
Net asset value, end of period..................................       $16.27     $16.02    $16.86    $19.23     $18.52   $17.37
                                                                    ==========   ========  ========= ========   =======   ======
Market value per share, end of period...........................       $15.75     $17.38    $16.75    $21.25     $19.38   $17.25
                                                                    ==========   ========  ========= ========   =======   ======
TOTAL INVESTMENT RETURN:/1/

Based on market value per share.................................       (4.25)%     16.04%   (11.12)%   22.41%     25.99    56.78%
Based on net asset value per share..............................        6.91%      10.68%     0.72%    20.27%     18.78    36.71%
RATIOS TO AVERAGE NET ASSETS:/2/
   Expenses.....................................................        1.52%*      0.86%     1.64%     1.81%      1.90     1.37%
   Net investment income........................................        9.66%*     10.45%    10.17%    10.33%     10.32    12.94%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000).......     $81,047     $79,596   $58,925   $44,458    $34,001  $31,678
Average net assets during period, net of preferred stock (000)..     $81,609     $79,614   $59,002   $43,275    $34,950  $30,724
Portfolio turnover rate.........................................          46%         83%      102%       97%       121%      48%
Number of preferred shares outstanding at end of period.........   1,650,000   1,650,000     8,600     9,400     10,000       --
Asset coverage per share of preferred stock outstanding at end
  of period.....................................................         $69         $66    $7,852    $5,730     $4,400       --
Liquidation and average market value per share of preferred
  stock.........................................................         $20         $20    $1,000    $1,000     $1,000       --

------------------
*Annualized.

/1/Total investment return excludes the effects of commissions. Total investment returns for other than full periods are not annualized.

/2/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Notes to Financials

1. SIGNIFICANT ACCOUNTING POLICIES--USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   A. SECURITY VALUATIONS--Portfolio securities traded primarily on an exchange are valued at the closing sale price or, if there have been no sales, at the last reported bid price on the valuation date. Securities traded primarily in the over-the-counter market are valued at prices provided by an independent pricing service. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors. There were Board valued securities of $1,334,682 or 1.2% of net assets as of June 30, 1996. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

   B. FEDERAL TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its net investment income and realized gains on securities transactions. Therefore, no federal tax provision is required.

   C. SECURITIES TRANSACTIONS--Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

   D. WHEN, AS AND IF ISSUED SECURITIES--The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No when "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of June 30, 1996.

   E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and estimated expenses are accrued daily. Dividends to common stockholders are paid from net investment income quarterly, and distributions of net realized capital gains are to be paid at least annually.

   F. ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK--At June 30, 1996, there were 48,350,000 shares of common stock with a $.01 par value authorized and 4,980,145 shares outstanding. During 1996, 11,507 shares of common stock were issued in connection with the Fund's dividend reinvestment plan.

On March 16, 1995, 1,457,942 shares of common stock were issued at $15.65 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $793,832 were recorded as a reduction to the proceeds from the offering. These expenses included $205,351 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's Investment Advisor), for

USF&G PACHOLDER FUND, INC.

   financial and advisory services including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering and providing information and support services to soliciting broker-dealers.

3. PREFERRED STOCK--On August 15, 1995, the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 6.95%. The Fund is required to maintain certain asset coverage, other financial tests and restrictions as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption on August 1, 2000, at a redemption price equal to $20 per share, plus accumulated and unpaid dividends. The preferred stock is also subject to special mandatory redemptions at a redemption price of $20 per share, plus accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverages, tests and restrictions. In general, the holders of the preferred stock and the common stock vote together as a single class, except that the preferred stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumulated and unpaid dividends. The offering expenses of the preferred stock were $247,620 which were recorded as a reduction in paid-in capital for common stockholders. These expenses included $123,750 paid to Winton Associates, Inc. for financial and advisory services including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and the coordinating of the arrangements of the preferred stock.

On September 14, 1995, the Fund redeemed the 8,050 outstanding shares of the 8.60% Cumulative Preferred Stock at a redemption price of $1,000 per share plus accumulated and unpaid dividends and a premium. The redemption was made in accordance with the Fund's Purchase Agreement and Articles Supplementary. The premium relating to the redemption was $322,804, which was recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities (excluding commercial paper and repurchase agreements) for the six months ended June 30, 1996 aggregated $53,153,499 and $52,035,042, respectively.

   At June 30, 1996, the federal income tax basis of securities was $110,821,708; unrealized depreciation aggregated $212,905, of which $3,048,533 related to appreciated securities and $3,261,438 related to depreciated securities.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT--The Fund has an agreement with Pacholder & Company (the "Advisor") to serve as the Fund's Investment advisor. The Fund pays the Advisor a fee that will increase or decrease based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index.(TM) The fee ranges from a maximum of 1.4% to a minimum of .40% (on an annualized basis) of the average weekly net assets. For the six months ended June 30, 1996, the Fund's total return was 6.91%. For the same period, the total return of the CS First Boston High Yield Index(TM) was 3.77%. The 1996 advisory fee is calculated based on 1.21% of average weekly net assets. Certain officers and directors of the Fund are also executive committee members of the Advisor. At June 30, 1996, accrued advisory fees were $216,442.

During 1996 the Fund received shareholder approval to enter into a new administrative services agreement changing from Investment Company Capital Corp. to Kenwood Administrative Management, L.P. ("KAM") (an affiliate of the Advisor) to render certain administrative services to the Fund. KAM receives from the Fund a fee, calculated and paid monthly, at the rate of .10% of the average weekly net assets. At June 30, 1996, accrued administrative fees were $8,254.

   The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide accounting services. Pacholder Associates, Inc. receives from the Fund a fee, calculated and paid monthly, at the annual rate of .025% of the first $100 million of the Fund's average weekly net assets and .015% of such assets in excess of $100 million.

USF&G PACHOLDER FUND, INC.

Notes to Financial Statements (Concluded)

6. NET ASSETS CONSIST OF:

                                                     June 30,
                                                     --------
                                                      1996         December 31,
                                                      ----         ------------
                                                   (Unaudited)        1995
                                                   -----------        ----
Common Stock
    ($.01 par value)...........................   $      49,801  $      49,686
Preferred Stock................................      33,000,000     33,000,000
Paid-in capital................................      83,726,191     83,539,521
Undistributed net investment income............         337,593        172,249
Accumulated net realized loss on investments...      (2,853,774)    (2,968,020)
Unrealized depreciation on investments.........        (212,905)    (1,197,209)
                                                  -------------  -------------
                                                  $ 114,046,906  $ 112,596,227
                                                  =============  =============

USF&G PACHOLDER FUND, INC.

Statement of Net Assets
December 31, 1995

                                                                   Percent
                                               Par                 of Net
Description                                   (000)      Value     Assets
CORPORATE DEBT SECURITIES -- 96.1%

AEROSPACE & DEFENSE -- 0.9%
Coltec Industries Inc., Sr Nt,
   9.75%, 11/1/99                            $  500   $   516,250     0.4%
Howmet Inc., Sr Sub Nt,
   10.0%, 12/1/03/2/                            500       520,000     0.5
                                                     ------------   ------
                                                        1,036,250     0.9

AUTO PARTS & EQUIPMENT -- 1.7%
JPS Automotive Products Corp.,
   Sr Nt, 11.125%, 6/15/01                    2,000     1,920,000     1.7
                                                     ------------   ------

BROADCAST RADIO & TV -- 2.9%
Argyle Television, Sr Sub Nt,
   9.75%, 11/1/05                               750       744,375     0.6
Granite Broadcasting Corp., Sr Sub Nt,
   10.375%, 5/15/05                           1,000     1,025,000     0.9
Sinclair Broadcast Group, Sr Sub Nt,
   10.0%, 9/30/05                             1,500     1,533,750     1.4
                                                     ------------   ------
                                                        3,303,125     2.9

BUILDING -- 4.5%
Harrow Industries Inc., Sr Sub Deb,
   12.375%, 4/15/02                           2,000     1,860,000     1.7
Southdown Inc., Sr Sub Nt,
   14.0%, 10/15/01                            2,000     2,185,000     1.9
Triangle Pacific Corp., Sr Nt,
   10.5%, 8/1/03                              1,000     1,050,000     0.9
                                                     ------------   ------
                                                        5,095,000     4.5

BUSINESS SERVICES & EQUIPMENT -- 1.3%
AM International Inc., Trade Claim,
   5.0%, 9/30/98/2,3/                           579       466,416     0.4
Day International Group Inc., Sr Sub Nt,
   11.125%, 6/1/05                            1,000     1,000,000     0.9
                                                     ------------   ------
                                                        1,466,416     1.3

CABLE TELEVISION -- 5.1%
CAI Wireless Systems Inc., Sr Nt,
   12.25%, 9/15/02                            1,000     1,070,000     1.0
Cablevision Systems Corp., Sr Sub Nt,
   9.25%, 11/1/05                             1,000     1,032,500     0.9
Comcast Corporation, Sr Sub,
   9.125%, 10/15/06                           1,500     1,560,000     1.4
Continental Cablevision, Sr Nt,
   8.3%, 5/15/06                                500       501,250     0.5
Fundy Cable Ltd., Sr Nt,
   11.0%, 11/15/05                            1,000     1,040,000     0.9
Lenfest Communications, Sr Nt,
   8.375%, 11/1/05                              500       500,000     0.4
                                                     ------------   ------
                                                        5,703,750     5.1


USF&G PACHOLDER FUND, INC.
Statement of Net Assets (continued)

December 31, 1995

                                                                    Percent
                                                Par                 of Net
Description                                    (000)      Value     Assets


CHEMICALS/PLASTICS -- 7.2%
Applied Extrusion Technologies Inc., Sr
   Unsecd Nt, 11.5%, 4/1/02                   $1,500  $  1,605,000     1.4%
Berry Plastics Corp., Sr Sub Nt,
   12.25%, 4/15/04                             1,400     1,484,000     1.3
Buckeye Cellulose Corp., Sr Sub Nt,
   8.5%, 12/15/05                                500       509,375     0.5
Envirodyne Industries, Sr Nt,
   12.0%, 6/15/00                                500       482,500     0.4
Plastic Specialties and Technologies,
   Inc., Sr Nt, 11.25%, 12/1/03                2,000     1,800,000     1.6
Portola Packaging Inc., Sr Nt,
   10.75%, 10/1/05                             1,250     1,287,500     1.2
Uniroyal Technology Corp., Sr Nt
   w/warrant, 11.75%, 6/1/03                   1,000       935,000     0.8
                                                      ------------   ------
                                                         8,103,375     7.2

CLOTHING & TEXTILE -- 2.8%
Fieldcrest Cannon Inc., Sr Sub Deb,
   11.25%, 6/15/04                               500       462,500     0.4
Reeves Industries Inc., Sub Deb,
   13.75%, 5/1/01                              1,489     1,191,200     1.1
Synthetic Industries Inc., Deb,
   12.75%, 12/1/02                             1,500     1,470,000     1.3
                                                      ------------   ------
                                                         3,123,700     2.8

CONGLOMERATE -- 1.9%
Interlake Corp., Sr Sub Deb,
   12.125%, 3/1/02                             1,500     1,415,625     1.3
Siebe Inc., Sr Sec Nt, 11.22%,
   1/29/01/2.4/                                  479       479,027     0.4
Valcor Inc., Sr Nt, 9.625%, 11/1/03              250       230,000     0.2
                                                      ------------   ------
                                                         2,124,652     1.9

CONTAINERS -- 2.7%
Calmar Inc., Deb, 11.5%, 8/1/05/2/             1,500     1,522,500     1.3
Stone Container Corp., 1st Mtg Bond,
   10.75%, 10/1/02                             1,500     1,537,500     1.4
                                                      ------------   ------
                                                         3,060,000     2.7

COSMETICS/TOILETRIES -- 1.6%
Chattem Inc., Sr Sub Nt, 12.75%,
   6/15/04                                       873       809,708     0.7
JB Williams Holdings Inc., Sr Nt,
   12.0%, 3/1/04                               1,000       995,000     0.9
                                                      ------------   ------
                                                         1,804,708     1.6

USF&G PACHOLDER FUND, INC.

December 31, 1995



                                                                   Percent
                                               Par                 of Net
Description                                   (000)      Value     Assets

ECOLOGICAL SERVICES &
EQUIPMENT -- 2.7%
Clean Harbors Inc., Sr Nt,
  12.5%, 5/15/01                             $1,400  $    490,000     0.4%
ICF Kaiser International Inc.:
  Sr Sub Nt w/warrant,
  12.0%, 12/31/03                             1,500     1,357,500     1.2
  Sr Sub Nt, 12.0%, 12/31/03                    500       450,000     0.4
Norcal Waste, Sr Nt, 12.5%, 11/15/05/2/         750       748,125     0.7
                                                     ------------   ------
                                                        3,045,625     2.7

ELECTRONICS/ELECTRIC -- 0.9%
Communications & Power Industries, Sr
  Sub Nt, 12.0%, 8/1/05/2/                    1,000     1,010,000     0.9
                                                     ------------   ------

EQUIPMENT LEASING -- 4.1%
Genicom Corp., Sr Sub Nt,
  12.5%, 2/15/97                              2,000     2,000,000     1.8

San Jacinto Holdings, Sr Sub Nt w/Sub
  Int, 8.0%, 12/31/00                         2,382     1,857,960     1.7
Vis Capital Corp., Sr Sub Deb,
  12.375%, 7/1/98                               633       633,000     0.6
                                                     ------------   ------
                                                        4,490,960     4.1

FARMING & AGRICULTURE -- 1.8%
Darling International Inc., Sr Sub Nt,
  11.0%, 7/15/00                              2,000     2,000,000     1.8
                                                     ------------   ------

FINANCIAL INTERMEDIARIES -- 3.0%
GNF Corp. (Bally Grand), 1st Mtg,
  10.625%, 4/1/03                             1,500     1,387,500     1.2
Trump Plaza Funding, 1st Mtg. Nt,
  10.875%, 6/15/01                            1,000     1,035,000     0.9
Trump Taj Mahal Funding Inc., Deb,
  Series A, 11.35%, 11/15/99                  1,030       978,144     0.9
                                                     ------------   ------
                                                        3,400,644     3.0

FOOD/DRUG RETAILERS -- 3.9%
Bruno's Inc., Sr Sub Nt, 10.5%, 8/1/05        1,500     1,477,500     1.3
P&C Food Markets Inc., Deb,
  11.5%, 10/15/01                             1,000       970,000     0.9
Ralph's Grocery Co., Sr Nt,
  10.45%, 6/15/04                             1,000     1,010,000     0.9
Smitty's Super Value Inc., Sr Sub Nt,
  12.75%, 6/15/04                             1,000       960,000     0.8
                                                     ------------   ------
                                                        4,417,500     3.9


USF&G PACHOLDER FUND, INC.

December 31, 1995

                                                                   Percent
                                               Par                 of Net
Description                                   (000)     Value      Assets
FOOD SERVICE -- 5.3%
ARA Group Inc., Sub Deb,
  13.0%, 1/15/97                            $   250  $  250,313       0.2%
Beatrice Foods Inc., Sr Sub Nt,
  12.0%, 12/1/01/5/                           2,000     590,000       0.5
Carrols Corp., Sr Nt, 11.5%, 8/15/03          1,500   1,492,500       1.3
Coinmach Corp., Sr Nt,
  11.75%, 11/15/05/2/                         1,055   1,065,550       1.0
Cott Corp., Sr Nt, 9.375%, 7/1/05             1,000     995,000       0.9
Flagstar Corp., Sr. Nt,
  10.875%, 12/1/02                            1,750   1,583,750       1.4
                                                     ----------     ------
                                                      5,977,113       5.3

FOREST PRODUCTS -- 4.9%
APP International Finance, Gtd Sec Nt,
  11.75%,10/1/05                              1,250   1,206,250       1.1
Data Documents, Sr Sec Nt,
   7/15/02                                    1,502   1,635,000       1.5
Repap Wisconsin Inc., Sr Nt,
  9.25%, 2/1/02                               1,000     942,500       0.8
United Stationer Supplies, Sr Nt,
  12.75%, 5/1/05                              1,250   1,362,500       1.2
Wickes Lumber Co., Sr Sub Nt,
  11.625%, 12/15/03                             550     371,250       0.3
                                                     ----------     ------
                                                      5,517,500       4.9

HEALTH CARE -- 3.0%
Grancare Inc., Sr Sub Nt,
  9.375%, 9/15/05                             1,250   1,265,625       1.1
Ornda Healthcorp, Sr Sub Nt,
  11.375%, 8/15/04                            1,000   1,117,500       1.0
Regency Health Services, Sr Sub,
  9.875%, 10/15/02                            1,000     990,000       0.9
                                                     ----------     ------
                                                      3,373,125       3.0

HOME FURNISHINGS -- 1.1%
Congoleum Corp., Sr Nt, 9.0%, 2/1/01          1,250   1,203,125       1.1
                                                     ----------     ------

HOTELS & CASINOS -- 4.9%
Grand Casinos Inc., 1st Mtg.,
  10.125%, 12/1/03                            1,000   1,042,500       0.9
HMH Properties Inc., Sr Nt,
  9.5%, 5/15/05                               1,000   1,020,000       0.9
Hollywood Casino Corp., Sr Nt,
  12.75%, 11/1/03                               500     450,000       0.4
Host Marriott Travel Plaza, Sr Nt,
  9.5%, 5/15/05                               1,250   1,234,375       1.1
Resorts International, Mtg Bond,
   11.0%, 9/15/03                             2,000   1,840,000       1.6
                                                     ----------     ------
                                                      5,586,875       4.9


USF&G PACHOLDER FUND, INC.

December 31, 1995



                                                               Percent
                                           Par                 of Net
Description                               (000)      Value     Assets
INDUSTRIAL EQUIPMENT -- 1.6%
Specialty Equipment Inc., Sr Sub Deb,
  11.375%, 12/1/03                        $1,750  $ 1,776,250     1.6%
                                                  -----------  -------
INSURANCE -- 0.8%
Riverside Group Inc., Sub Nt,
  13.05, 9/30/99/2.4/                      1,000      900,000     0.8
                                                  -----------  -------
LEISURE -- 3.9%
Alliance Entertainment, Sr Sub Nt,
  11.25%, 7/15/05                          1,000    1,002,500     0.9
Hines Horticulture, Sr Sub Nt,
  11.75%, 10/15/05                           750      780,000     0.7
The Selmer Company, Sr Sub Nt,
  11.0%, 5/15/05                           1,500    1,485,000     1.3
United Artists, Sr Nt, 11.5%, 5/1/02       1,000    1,070,000     1.0
                                                  -----------  -------
                                                    4,377,500     3.9

NON-FERROUS METALS/
  MINERALS -- 4.3%
Easco Corp., Sr Nt, 10.0%, 3/15/01         1,000      990,000     0.9
Great Lakes Carbon Corp., Sr Nt,
  10.0%, 1/1/06                              500      512,500     0.5
Magma Copper Co., Sr Sub Nt,
  12.0%, 12/15/01                          1,600    1,792,000     1.6
Renco Metals, Inc., Sr Nt, 12.0%,
  7/15/00                                  1,400    1,512,000     1.3
                                                  -----------  -------
                                                    4,806,500     4.3

OIL & GAS -- 5.0%
Giant Industries Inc., Sr Sub Nt,
  9.75%, 11/15/03                          1,000    1,010,000     0.9
Petro PSC Properties, Sr Nt,
  12.5%, 6/1/02                            1,500    1,395,000     1.2
Petroleum Heat & Power Co. Inc., Sub
  Deb, 12.25%, 2/1/05                        750      828,750     0.7
Tesoro Petroleum Corp., Sub Deb,
  13.0%, 12/1/00                           1,500    1,522,500     1.4
United Refining Corp., Sr Nt w/warrant,
   11.5%, 12/31/03/2/                      1,000      925,000     0.8
                                                  -----------  -------
                                                    5,681,250     5.0

RETAILERS -- 0.9%
Herff Jones Inc., Sr Sub Nt,
  11.0%, 8/15/05                           1,000    1,055,000     0.9
                                                  -----------  -------

USF&G PACHOLDER FUND, INC.

December 31, 1995


                                          Shares/              Percent
                                            Par                of Net
Description                                (000)     Value     Assets
STEEL -- 2.4%
Algoma Steel, 1st Mtg. Bond,
  12.375%, 7/15/05                        $1,000   $  900,000     0.8%
Gulf States Steel, 13.5%, 4/15/03          1,000      880,000     0.8
NS Group Inc., Sr Nt, 13.5%, 7/15/03       1,000      870,000     0.8
                                                  -----------  -------
                                                    2,650,000     2.4

SURFACE TRANSPORT -- 3.9%
Moran Transport Co., 1st Mtg Nt,
  11.75%, 7/15/04                          2,000    1,885,000     1.7
Trism Inc., Sr Sub Nt,
  10.75%, 12/15/00                         1,250    1,212,500     1.1
Viking Star Shipping Inc., 1st Pfd Mtg
  Nt, 9.625%, 7/15/03                      1,250    1,287,500     1.1
                                                  -----------  -------
                                                    4,385,000     3.9

TELECOMMUNICATIONS/CELLULAR
COMMUNICATION -- 3.7%
A+Network Inc., Sr Sub,
  11.875%, 11/1/05                           750      755,625     0.7
Metrocall Inc., Sr Sub Nt,
  10.375%, 10/1/07                           750      792,188     0.7
Mobilemedia Corp., Sr Sub Nt,
  9.375%, 11/1/07                          1,000    1,025,000     0.9
Paging Network Inc., Sr Sub Nt,
  10.125%, 8/1/07                          1,500    1,633,125     1.4
                                                  -----------  -------
                                                    4,205,938     3.7

UTILITIES -- 1.4%
The Coastal Corporation, Deb,
  11.75%, 6/15/06                          1,500    1,586,250     1.4
                                                  -----------  -------

Total Corporate Debt Securities
  (amortized cost $109,504,340)                   108,147,131    96.1
                                                  -----------  -------

EQUITY INVESTMENTS -- 0.1%
Data Documents, Warrants,
  7/15/02/1/                               2,000      160,000     0.1
Terex Corp., Stock Appreciation Rights,
  7/01/97/1/                               4,905           --      --
U.S. Trails, Inc., Warrants,
  6/30/99/1/                              33,081
                                                  -----------  -------

Total Equity Investments
  (cost $0)                                           160,000     0.1


USF&G PACHOLDER FUND, INC.

Statement of Net Assets (concluded)
December 31, 1995


                                                               Percent
                                           Par                 of Net
Description                               (000)      Value     Assets
COMMERCIAL PAPER -- 3.5% Cargill Inc.:
  5.95%, 1/4/96                          $ 1,500   $1,499,504      1.3%
General Electric Capital Corp.:
  5.79%, 1/5/96                            2,500    2,498,392      2.2
                                                   ----------  --------
Total Commercial Paper
  (at amortized cost)                               3,997,896      3.5
                                                   ----------  --------

                                                               Percent
                                                               of Net
Description                                          Value     Assets

TOTAL INVESTMENTS
  (amortized cost $113,502,236)                  $112,305,027     99.7%
Other Assets in Excess of Liabilities........         291,200      0.3
                                                 ------------  --------
Net Assets...................................    $112,596,227    100.0%
Less: Outstanding Preferred Stock............     (33,000,000)
                                                 ------------
Net Assets Applicable to
  4,968,638 Shares of
  Common Stock Outstanding...................    $ 79,596,227
                                                 ============
Net Asset Value Per Common Share
  ($79,596,227 / 4,968,638)..................          $16.02
                                                 ============

-------------------

/1/Non-income producing security.

/2/Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $7,636,718 or 6.8% of net assets.

/3/A Director of the Fund also serves as a Director of this company.

/4/Board valued security. These securities amounted to $1,379,027 or 1.2% of net assets.

/5/Security is in default.

See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Statement of Operations
For the Year Ended December 31, 1995

INVESTMENT INCOME:
  Interest...........................................  $11,076,858
EXPENSES:
  Investment advisory fee (Note 5)...................      391,534
  Administrative fee (Note 5)........................      170,185
  Custodian, transfer agent and accounting fees......       84,929
  Directors' fees....................................       64,301
  Printing and postage...............................       55,335
  Audit fee..........................................       40,550
  Legal fees.........................................       24,442
  Miscellaneous......................................        7,595
                                                       -----------
    Total expenses...................................      838,871
                                                       -----------
    Net investment income............................   10,237,987
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
  Net realized loss on investments...................   (2,728,589)
  Net unrealized appreciation of investments.........    1,562,889
                                                       -----------
    Net realized and unrealized loss on investments..   (1,165,700)
                                                       -----------
Net increase in net assets resulting from operations.    9,072,287
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS..............   (1,374,239)
                                                       -----------
NET INCREASE IN NET ASSETS APPLICABLE TO
  COMMON STOCKHOLDERS RESULTING FROM
  OPERATIONS AND DISTRIBUTIONS TO
PREFERRED
  STOCKHOLDERS....................................... $  7,698,048
                                                      ============

See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Statements of Changes In Net Assets

                                                  For the Year Ended
                                                  ------------------
                                                      December 31,
                                                      ------------
                                                 1995              1994
INCREASE IN NET ASSETS:
Operations:
  Net investment income..................    $10,237,987        $  6,928,038
  Net realized loss on investments.......     (2,728,589)           (240,392)
  Net unrealized
    appreciation/(depreciation) of
    investments..........................      1,562,889          (6,181,006)
                                            ------------------  ------------
  Net increase in net assets resulting
    from operations......................      9,072,287             506,640
                                            ------------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS
  FROM:
  Preferred dividends ($2.20 and $86.00
    per share, respectively).............     (1,374,239)           (782,600)
  Common dividends:
    Net investment income and short-
      term gains of $1.90 and $1.92 per
      share, respectively................     (8,733,897)         (6,125,564)
                                            ------------------

Total decrease in net assets from
  distributions to stockholders..........    (10,108,136)         (6,908,164)
                                            ------------------  ------------
FUND SHARE TRANSACTIONS
  (NOTES 2 AND 3):
  Net proceeds from issuance of
    preferred stock......................     32,752,380                  --
  Redemption of preferred stock..........     (8,922,804)           (800,000)
  Value of 15,088 and 24,020 shares
    issued in reinvestment of dividends,
    respectively.........................        254,686             446,843
  Net proceeds from common stock issued
    (1,457,942 and 1,160,115 shares,
    respectively) in rights offering
    (after deducting $793,832 and $123,847
    of offering expenses, respectively)..     22,022,960          20,421,789
                                            ------------------  ------------
Total increase in net assets derived from
  fund share transactions................     46,107,222          20,068,632
                                            ------------------  ------------
Total net increase in net assets.........     45,071,373          13,667,108
NET ASSETS:
  Beginning of year......................     67,524,854          53,857,746
                                            ------------------  ------------
  End of year............................   $112,596,227         $67,524,854
                                            ==================  ============


See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)

                                                                                  Year Ended December 31,
                                                                              ------------------------------
                                                                    1995       1994       1993      1992       1991
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............................    $16.86    $19.23     $18.52     $17.37    $14.49

                                                                  --------  --------   --------   --------  --------
Net investment income..........................................      2.19      2.12       2.48       2.37      2.18
Net realized and unrealized gain/(loss) on investments.........      (.06)    (1.64)      1.42       1.32      2.84

                                                                  --------  --------   --------   --------  --------
Net increase in net asset value resulting from operations......      2.13       .48       3.90       3.69      5.02

                                                                  --------  --------   --------   --------  --------

Distributions to Stockholders from:
Preferred dividends............................................      (.29)     (.24)      (.38)      (.33)       --
Common:
   Net investment income and short-term gains..................     (1.90)    (1.92)     (2.09)     (2.08)    (2.14)
   Net realized long-term gains................................       --         --       (.21)        --        --

                                                                  --------  --------   --------   --------  --------
Total distributions to preferred and common stockholders.......     (2.19)    (2.16)     (2.68)     (2.41)    (2.14)

                                                                  --------  --------   --------   --------  --------

Capital Change Resulting from the Issuance of Fund Shares:
Common Shares..................................................      (.67)     (.69)      (.51)        --        --
Preferred Shares...............................................      (.11)       --         --       (.13)       --

                                                                  --------  --------   --------   --------  --------
                                                                     (.78)     (.69)      (.51)      (.13)       --

                                                                  --------  --------   --------   --------  --------
Net asset value, end of year...................................    $16.02    $16.86     $19.23     $18.52    $17.37

                                                                  ========  ========   ========   ========  ========
Market value per share, end of year............................    $17.38    $16.75     $21.25     $19.38    $17.25

                                                                  ========  ========   ========   ========  ========

TOTAL INVESTMENT RETURN:(1)
Based on market value per share................................     16.04%   (11.12%)    22.41%     25.99%    56.78%
Based on net asset value per share.............................     10.68%     0.72%     20.27%     18.78%    36.71%
RATIOS TO AVERAGE NET ASSETS:(2)
   Expenses....................................................       .86%     1.64%      1.81%      1.90%     1.37%
   Net investment income.......................................     10.45%    10.17%     10.33%     10.32%    12.94%
SUPPLEMENTAL DATA:
Net assets at end of year, net of preferred stock (000)........   $79,596  $ 58,925   $ 44.458   $ 34,001  $ 31,678
Average net assets during year, net of preferred stock (000)...   $79,614  $ 59,002   $ 43,275   $ 34,950  $ 30,724
Portfolio turnover rate........................................        83%      102%        97%       121%       48%
Number of preferred shares outstanding at end of year.......... 1,650,000     8,600      9,400     10,000        --
Asset coverage per share of preferred stock outstanding at end
of year........................................................       $66    $7,852     $5,730     $4,400        --
Liquidation and average market value per share of preferred
stock..........................................................       $20    $1,000     $1,000     $1,000        --

(1) Total investment return excludes the effects of commissions.

(2) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

USF&G PACHOLDER FUND, INC.

Notes to Financials

1. SIGNIFICANT ACCOUNTING POLICIES -- USF&G Pacholder Fund, Inc. (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940, as amended. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, high risk fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   A.SECURITY VALUATIONS -- Portfolio securities listed on a national securities exchange are valued at the last sale price on that exchange. Securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors. There were Board valued securities of $1,379,027 or 1.2% of net assets as of December 31, 1995. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are stated at amortized cost which is equivalent to value.

   B.FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its net investment income and realized gains on securities transactions. Therefore, no federal tax provision is required.

   C.SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

   D.WHEN, AS AND IF ISSUED SECURITIES -- The Fund may purchase securities on a
     "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Fund's investment advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security. No "when, as and if issued" purchase commitments were included in the portfolio of investments as of December 31, 1995.

   E.INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and estimated expenses are accrued daily. Dividends to common stockholders are paid from net investment income quarterly, and distributions of net realized capital gains are to be paid at least annually.

   F.ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. COMMON STOCK -- At December 31, 1995, there were 48,340,000 shares of Common Stock with a $.01 par value authorized and 4,968,638 shares outstanding. During 1995, 15,088 shares of common stock were issued in connection with the Fund's dividend reinvestment plan.

On March 16, 1995, 1,457,942 shares of common stock were issued at $15.65 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $793,832 were recorded as a reduction to the proceeds from the offering. These expenses included $205,351 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Advisor), for financial and advisory services including advising the Fund regarding the structure of the rights offering and the materials utilized

USF&G PACHOLDER FUND, INC.

   therewith, coordinating the distribution arrangements for the rights offering and providing information and support services to soliciting broker-dealers.

3. PREFERRED STOCK -- On August 15, 1995, the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock in a private sale at an offering price of $20 per share. Dividends on these shares are payable quarterly at an annual rate of 6.95%. The Fund is required to maintain certain asset coverage, other financial tests and restrictions as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption, on August 1, 2000, at a redemption price equal to $20 per share, plus accumulated and unpaid dividends. The preferred stock is also subject to special mandatory redemptions, at a redemption price of $20 per share, plus accumulated and unpaid dividends and a premium, as defined, if the Fund is not in compliance with the required coverages, tests and restrictions. In general, the holders of the preferred stock and the common stock vote together as a single class, except that the preferred stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $20 per share, plus accumulated and unpaid dividends. The offering expenses of the preferred stock were $247,620 which were recorded as a reduction in paid-in capital for common stockholders. These expenses included $123,750 paid to Winton Associates, Inc. for financial and advisory services including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and the coordinating of the arrangements of the preferred stock.

On September 14, 1995, the Fund redeemed the 8,050 outstanding shares of the 8.60% Cumulative Preferred Stock at a redemption price of $1,000 per share plus accumulated and unpaid dividends and a premium. The redemption was made in accordance with the Fund's Purchase Agreement and Articles Supplementary. The premium relating to the redemption was $322,804, which was recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (excluding commercial paper and repurchase agreements) for the year ended December 31, 1995 aggregated $118,792,110 and $71,209,431, respectively.

   At December 31, 1995, the federal income tax basis of securities was $109,504,340; unrealized depreciation aggregated $1,197,209, of which $2,939,965 related to appreciated securities and $4,137,174 related to depreciated securities.

   At December 31, 1995, the Fund had available a capital loss carryforward of $2,968,020, of which $239,431 expires in 2002 and the remainder expires in 2003, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an agreement with Pacholder & Company (the "Advisor") to serve as the Fund's investment advisor. The Fund pays the Advisor a fee that will increase or decrease based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index.TM The fee ranges from a maximum of 1.4% to a minimum of .40% (on an annualized basis) of the average weekly net assets. For the year ended December 31, 1995, the Fund's total return was 10.68%. For the same period, the total return of the CS First Boston High Yield IndexTM was 17.38%. The 1995 advisory fee is calculated based on .40% of average weekly net assets. Certain officers and directors of the Fund are also executive committee members of the Advisor. At December 31, 1995, accrued advisory fees were $59,924.

   The Fund has an agreement with Investment Company Capital Corp. ("ICC") to render certain administrative services to the Fund. ICC receives from the Fund a fee, calculated and paid monthly, at the annual rate of .20% of the first $50 million of the Fund's average weekly net assets, .15% of such assets in excess of $50 million, but less than $100 million and .10% of such assets in excess of $100 million. At December 31, 1995, accrued administrative fees were $15,483.

USF&G PACHOLDER FUND, INC.

Notes to Financial Statements (concluded)

   The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide accounting services for $1,500 per month.

6. NET ASSETS CONSIST OF:

                                                             December 31,
                                                        --------------------
                                                          1995         1994
                                                        --------     --------
Common Stock
   ($.01 par value)..............................         $49,686      $34,956
Preferred Stock..................................      33,000,000    8,600,000
Paid-in capital..................................      83,539,521   61,847,038
Undistributed net investment income..............         172,249       42,389
Accumulated net realized loss on investments.....      (2,968,020)    (239,431)
Unrealized depreciation on investments...........      (1,197,209)  (2,760,098)
                                                     ------------  -----------
                                                     $112,596,227  $67,524,854
                                                     ============  ===========


USF&G PACHOLDER FUND, INC.

Independent Auditors' Report

To the Stockholders and Directors
USF&G Pacholder Fund, Inc.

     We have audited the accompanying statement of net assets of USF&G Pacholder Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USF&G Pacholder Fund, Inc. at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Dayton, Ohio

February 13, 1996

                                  APPENDIX A

                            RATINGS OF INVESTMENTS

Moody's Investors Service, Inc.

                  A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

       Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

       A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

       Note: Those bonds within the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Standard & Poor's Corporation

       A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

       Long-Term Debt

                  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                  2.  Nature of and provisions of the obligation;

                  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       Investment Grade

       AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       Speculative Grade Rating

       Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

       BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

       B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

       CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

       CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

       C: The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       CI: The rating "CI" is reserved for income bonds on which no interest is being paid.

       D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus(+) or Minus (-):    The ratings from "AA" to "CCC" may be modified
                  by the addition of a plus or minus sign to show relative standing within the major rating categories.

       L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

       * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

       N.R.: Indicates no rating has been reported, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                  APPENDIX B

                      INVESTMENT PERFORMANCE OF THE FUND

Historical Performance

                  The following chart compares the historical total return investment performance of the Fund for the twelve-month periods indicated relative to the percentage changes in the CS First Boston High Yield Index(TM) (the "Index") for the same periods (the "Index Returns"). The total return investment performance of the Fund means the sum of (i) the change in the net asset value per share of the Fund's Common Stock during the period, (ii) the value of the cash distributions per share of Common Stock accumulated to the end of the period, and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes paid or payable on undistributed realized long-term capital gains will be treated as reinvested in shares of the Fund's Common Stock at the net asset value per share in effect at the close of business on the record date for the payment of such dividends and distributions and the date on which provision is made for such taxes, after giving effect to such dividends, distributions, and taxes. The calculation of the Index Returns reflects cash distributions having an ex-dividend date occurring within the period made by the companies whose securities comprise the Index. While neither the Index nor the net asset value per share of the Fund reflects the reinvestment of dividends and distributions, management of the Fund believes the Index provides a reasonable comparison for measuring the Fund's performance. It is important to remember that past performance is no guarantee of future results.

                                Total Return (%) for the 12-Month Period Ended December 31,
                                -----------------------------------------------------------
                  1996        1995        1994        1993       1992        1991        1990       1989
                  ----        ----        ----        ----       ----        ----        ----       ----
The Fund                      10.68       0.72       20.27      18.78       36.71       -0.87       3.72
The Index                     17.38      -0.97       18.91      16.66       43.75       -6.38       0.38

                  The Index is an index of high yield corporate debt securities, which at December 31, 1996 included _______ issues with an aggregate par value of $_______ billion and an aggregate market value of $_______ billion. The securities comprising the Index are selected primarily on the basis of size, liquidity and diversification. The factors considered with regard to diversification are industry, rating, yield and duration. With regard to size, an issue is added to the Index if it is larger than $75 million at the end of the issue month. Securities issued as investment grade securities but which subsequently are reduced to a rating below investment grade may be included in the Index subject to the same criteria, except that market value is used instead of par value and a three-month period is required prior to addition. A security that goes into default after inclusion in the Index whose market value declines below $20 million for six consecutive months is deleted from the Index. Likewise, non-defaulted issues whose market value falls below $50 million for six consecutive months are deleted from the Index. On December 31, 1996, of the _______ issues comprising the Index, _______ (_______% of market value) were cash paying issues not in default, ___ issues (_______% of market value) were zero coupon or deferred interest issues not in default, and ___ issues (_______% of market value) were in default. The Index is calculated daily and published monthly by CS First Boston Corporation High Yield Research Group. CS First Boston Corporation High Yield Research Group may rebalance or reweight the Index every year to match the industry and rating breakdown of the universe of the high yield public debt market.

Morningstar Ranking

                  The Fund has received a four-star rating from Morningstar, Inc., an independent publisher of financial information and investment company ratings. The Fund's four-star rating is based upon its performance for the five-year period ended October 30, 1996. The Fund received a four-star rating for the five-year period ended July 31, 1996 and an average historical rating of three-stars over the preceding 36 months. Morningstar ratings involve comparisons of funds with similar investment objectives and represent a proprietary measure of risk-adjusted performance relative to three-month U.S. Treasury bill returns. A five-star rating is characterized as "Highest" and is limited to the top 10% of scores in a rating group; a four-star rating is characterized as "Above Average" and is limited to the next 22.5% of scores in the rating group. A three-star rating is characterized as "Average" or "Neutral" and is limited to the next 35% of scores in the rating group. The Fund is included among twenty-five closed-end funds in Morningstar's "Corporate Bond High-Yield" objective category. Morningstar ratings may change every four weeks and do not take into account brokerage commissions, sales loads or other charges that may be payable in connection with the purchase of shares. Morningstar ratings are based on historical performance and are not predictive of future results.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMA-TION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURI-TIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                               ----------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary of Fund Expenses...................................................   3
Prospectus Summary.........................................................   4
Financial Highlights.......................................................   9
Information Regarding Senior Securities....................................  10
The Fund...................................................................  10
Capitalization at January  , 1997..........................................  10
The Offer..................................................................  11
Use of Proceeds............................................................  17
Risks of Leverage..........................................................  18
Market Price and Net Asset Value...........................................  19
Investment Objective and Policies..........................................  20
Management of the Fund.....................................................  25
Dividends and Distributions................................................  27
Dividend Reinvestment Plan.................................................  28
Taxation...................................................................  28
Share Repurchases; Conversion to Open-End Company..........................  29
Description of Capital Stock...............................................  31
Distribution Arrangements..................................................  34
Custodian and Transfer Agent...............................................  35
Additional Information.....................................................  35
Table of Contents of Statement of Additional Information...................

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          USF&G PACHOLDER FUND, INC.

1,661,850 SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF RIGHTS TO SUBSCRIBE
                        FOR SUCH SHARES OF COMMON STOCK

                               ----------------
                                  PROSPECTUS
                               ----------------

                                JANUARY  , 1997

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. FINANCIAL STATEMENTS:

  Included in Parts A and B:

    Statement of Net Assets at June 30, 1996 (Unaudited)

    Statement of Operations For the Six Months Ended June 30, 1996
    (Unaudited)

    Statements of Changes in Net Assets For the Six Months Ended June 30, 1996 (Unaudited) and For the Year Ended December 31, 1995

    Financial Highlights (Unaudited as to June 30, 1996)

    Notes to Unaudited Financial Statements

    Statement of Net Assets at December 31, 1995

    Statement of Operations For the Year Ended December 31, 1995

    Statements of Changes in Net Assets For the Years Ended December 31, 1995 and 1994

    Financial Highlights

    Notes to Financial Statements

    Independent Auditors' Report

  Included in Part C:

    Independent Auditors' Consent

  All other financial statements, schedules and historical financial information are omitted because the conditions requiring their filing do not exist.

2. EXHIBITS:

a. (i)
    Articles of Incorporation. Incorporated herein by reference to Amendment No. 5 to the Registration Statement on Form N-2 (File No. 811-5639) (the "Registration Statement") filed on November 16, 1988.

(ii)Articles of Amendment. Incorporated herein by reference to Amendment No. 6 to the Registration Statement filed on March 19, 1992.

(iii)
    Articles Supplementary Creating and Fixing the Rights of 8.60% Cumulative Preferred Stock. Incorporated herein by reference to Amendment No. 7 to the Registration Statement filed on October 21, 1992.

(iv)Articles Supplementary Creating and Fixing the Rights of 6.95% Cumulative Preferred Stock.*

b. Amended and Restated By-Laws.*

c. Not applicable.

d. (i)
    Specimen certificate for Common Stock. Incorporated herein by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988.

(ii)Specimen certificate for 8.60% Cumulative Preferred Stock. Incorporated herein by reference to Amendment No. 7 to the Registration Statement filed on October 21, 1992.

(iii)
    Specimen certificate for 6.95% Cumulative Preferred Stock.*

(iv)Subscription Certificate for subscribing for shares of Common Stock pursuant to the Offer.*

 (v)Notice of Guaranteed Delivery for subscribing for shares of Common Stock pursuant to the Offer.*
--------
* To be filed by amendment.

e.
    Amended Dividend Reinvestment Plan.*

f.  Not applicable.

g. Investment Advisory Agreement dated November 16, 1988 is incorporated herein by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988. Amendment No. 1 to the Investment Advisory Agreement is incorporated herein by reference to Amendment No. 1 to the Registration Statement filed on January 20, 1995.

h. (i)
    Dealer Manager Agreement.*

(ii)Soliciting Dealer Agreement.*

i.  Not applicable.

j.  Custody Agreement dated May 1, 1996.*

k. (i)
    Transfer Agency and Service Agreement dated September 23, 1996.*

(ii)Administration Agreement dated June 5, 1996.*

(iii)
    Accounting Services Agreement is incorporated herein by reference to Amendment No. 7 to the Registration Statement filed on October 21, 1992. Amended fee schedule to the Accounting Services Agreement.*

(iv)Agreement Regarding Use of Trademark. Incorporated herein by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988.

l.  Opinion and Consent of Piper & Marbury L.L.P.*

m.  Not applicable.

n.  Consent of Deloitte & Touche LLP.

o.  Not applicable.

p. Subscription Agreement. Incorporated herein by reference to Amendment No. 3 to the Registration Statement filed on November 10, 1988.

q.  Not applicable.

r.  Not applicable.

s.  Power of Attorney.
--------
* To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

  See Exhibit h(i).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The expenses in connection with the Offer, all of which are being borne by the Registrant, are as follows:

     Securities and Exchange Commission Fees........................... $11,325
     American Stock Exchange Listing Fees..............................    *
     Blue Sky Filing Fees and Expenses.................................    *
     Subscription Agent Fee............................................    *
     Information Agent fee and Expenses................................    *
     Dealer Manager Expenses...........................................    *
     Accounting Expenses...............................................    *
     Legal Fees........................................................    *
     Printing and Engraving Expenses...................................    *
     Miscellaneous Expenses............................................    *
                                                                        -------
       Total...........................................................    *
                                                                        =======

--------
* To be completed by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

  None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

  Set forth below are the number of record holders as of November 30, 1996, of each class of securities of the Registrant:

          TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
          --------------                               ------------------------
   Common Stock, par value $.01 per share.............           449
   6.95% Cumulative Preferred Stock, par value $.01
    per share.........................................             2

ITEM 29. INDEMNIFICATION

  Article NINTH, Section 5 of the Registrant's Articles of Incorporation provides as follows:

    "(5) The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law."

  Officers and directors of the Registrant are covered by an insurance policy against liabilities and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Pacholder & Company is engaged primarily in the business of providing investment advisory services. A description of the general partners of Pacholder & Company and other required information is included in the Form ADV and schedules thereto of Pacholder & Company on file with the Securities and Exchange Commission (File No. 801-32589) and is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

  The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office located at Bank One Towers, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236. Certain records, including records relating to the Registrant's shareholders, may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's transfer agent and registrar, Fifth Third Bank Corporate Trust Services, located at 38 Fountain Square Plaza MD-1090D2, Cincinnati, Ohio 45263. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, Star Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 32. MANAGEMENT SERVICES

  Not applicable.

ITEM 33. UNDERTAKINGS

  1. The Registrant undertakes to suspend offering of shares until the prospectus is amended if (i) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  2. Not applicable.

  3. Not applicable.

  4. Not applicable.

  5. The Registrant undertakes that:

    a. for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

    b. for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  6. Not applicable.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CINCINNATI, AND STATE OF OHIO, ON THE 4TH DAY OF DECEMBER, 1996.

                                          USF&G Pacholder Fund, Inc.

                                                 /s/ Anthony L. Longi, Jr.
                                          By: _________________________________
                                                   ANTHONY L. LONGI, JR.,
                                                          PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                           TITLE                 DATE

         ASHER O. PACHOLDER*           Chairman of the
                                        Board (principal
                                        executive officer)

         WILLIAM J. MORGAN*            Executive Vice
                                        President,
                                        Treasurer
                                        (principal
                                        financial and
                                        accounting officer)
                                        and Director

       JAMES P. SHANAHAN, JR.*         Secretary and
                                        Director

          DANIEL A. GRANT*             Director

          JOHN C. SWEENEY*             Director

         JOHN F. WILLIAMSON*
                                       Director

         GEORGE D. WOODARD*
                                       Director

      /s/ Anthony L. Longi, Jr.                            December 4, 1996
*By: ________________________________
         ANTHONY L. LONGI, JR.
           ATTORNEY-IN-FACT


  Original powers of attorney authorizing Anthony L. Longi, Jr., James P. Shanahan, Jr., and Alan C. Porter, and each of them, to execute this Registration Statement, and amendments hereto, for each of the officers and directors of Registrant on whose behalf this Registration Statement is filed, have been executed and filed with the Securities and Exchange Commission.

                               INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
 EXHIBIT                                                              NUMBERED
 LETTER                         DESCRIPTION                             PAGE
 -------                        -----------                         ------------
 a.(iv)  Articles Supplementary Creating and Fixing the Rights of
          6.95% Cumulative Preferred Stock*......................
 b.      Amended and Restated By-Laws*...........................
 d.(iii) Specimen certificate for 6.95% Cumulative Preferred
          Stock*.................................................
 d.(iv)  Subscription Certificate for subscribing for shares of
          Common Stock pursuant to the Offer*....................
 d.(v)   Notice of Guaranteed Delivery for subscribing for shares
          of Common Stock*.......................................
 e.      Amended Dividend Reinvestment Plan*.....................
 h.(i)   Dealer Manager Agreement*...............................
 h.(ii)  Soliciting Dealer Agreement*............................
 j.      Custody Agreement*......................................
 k.(i)   Transfer Agency and Service Agreement*..................
 k.(ii)  Administration Agreement*...............................
 k.(iii) Amended Fee Schedule to Accounting Services Agreement*..
 l.      Opinion and Consent of Piper & Marbury L.L.P.*..........
 n.      Consent of Deloitte & Touche LLP........................
 s.      Power of Attorney.......................................

--------
*  To be filed by amendment